UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  Merrill Lynch Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 -   Report to Stockholders


Annual Report
June 30, 2006


Merrill Lynch
Municipal Bond Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



We are pleased to present to you the management teams of

       Merrill Lynch Municipal Bond Fund, Inc.


Short-Term Portfolio


Peter Hayes, who joined Merrill Lynch Investment Managers in 1987, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Short-Term Portfolio. Mr. Hayes received a bachelor's degree from the College of the Holy Cross. Mr. Hayes' team includes Thomas Steffens. Mr. Steffens received a bachelor's degree from Villanova University.


Peter J. Hayes
Senior Portfolio Manager



Table of Contents


A Letter From the President                                           2
A Discussion With Your Fund's Portfolio Managers                      5
Announcement to Shareholders                                          8
Performance Data                                                      9
Portfolio Information                                                14
Disclosure of Expenses                                               15
Schedule of Investments--Short-Term Portfolio                        17
Schedule of Investments--Insured Portfolio                           19
Schedule of Investments--National Portfolio                          22
Financial Statements                                                 32
Financial Highlights                                                 38
Notes to Financial Statements                                        44
Report of Independent Registered Public Accounting Firm              51
Important Tax Information                                            51
Disclosure of New Investment Advisory Agreement                      52
Officers and Directors                                               57



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Insured Portfolio


Robert DiMella, who joined Merrill Lynch Investment Managers in 1993, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Insured Portfolio. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA (R) charterholder and a member of the CFA Institute. Mr. DiMella's team includes Portfolio Assistant Janine Bianchino and Analysts Jeff Moore, Mary Ezzo and Timothy Milway. Mr. Moore and Mr. Milway are CFA charterholders and members of the CFA Institute.


Robert A. DiMella
Senior Portfolio Manager



National Portfolio


Walter O'Connor, who joined Merrill Lynch Investment Managers in 1991, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio. Mr. O'Connor received a bachelor's degree from the University of Notre Dame. He is a CFA charterholder and a member of the CFA Institute as well as a member of the New York Society of Security Analysts. Mr. O'Connor's team includes Jim Schwartz and Greg Bennett. Mr. Schwartz earned a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA charterholder. Mr. Bennett earned a bachelor's degree from West Chester University.


Walter C. O'Connor
Senior Portfolio Manager


   CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the CFA Institute.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



A Discussion With Your Funds' Portfolio Managers


Municipal bond market fundamentals appear positive going forward, and we expect the combination of high credit quality and fairly neutral interest rate positioning to serve the Portfolios well.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices.

The Federal Reserve Board (the Fed) increased short-term interest rates at each of its meetings during the year, bringing the federal funds target rate to 5.25% at period-end. The yield curve continued to flatten as short-term interest rates rose more than longer-term rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 100 basis points (1.00%) to 5.19% and 10-year U.S. Treasury note yields rose 121 basis points to 5.15%, the highest level since May 2002. At the short end, two-year Treasury yields rose 150 basis points to 5.16%.

While municipal bond yields also rose in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than taxable bond prices. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 37 basis points to 4.63%, while yields on AAA-rated issues maturing in 10 years rose 69 basis points to 4.14%. Two-year, AAA-rated issues saw their yields rise 110 basis points to 3.73%.

The municipal market has been supported by increased retail investor demand and declining supply. Year-to-date, over $179 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the first half of 2005 and the lowest initial semi-annual volume in the past four years. The decline largely has been the result of a 52% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt less attractive, as the potential savings have rapidly diminished. In addition, the improved fiscal conditions of many state and local governments have resulted in lower borrowing trends, as many new municipal capital projects have been financed from existing budget surpluses. At the same time, municipal bond fund flows have remained positive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of more than $6.2 billion in the first five months of 2006, compared to $1.4 billion during the same period in 2005.

Looking ahead, the fundamentals for the municipal market appear positive. Demand is expected to be sustained as investors receive cash flow from coupon income and the proceeds of bond maturities and calls. In addition, new issuance should be manageable. The favorable supply/demand dynamic, coupled with attractive yields relative to comparable U.S. Treasury bonds, should continue to support the municipal market in the coming months.


Short-Term Portfolio

How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Short-Term Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +1.47%, +1.11%, +1.21% and +1.57%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 13 of this report to shareholders.) For the same period, the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +0.95% and +0.89%. The Portfolio's comparable Lipper category of Short Municipal Debt Funds posted an average return of +1.96% for the 12-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)

As mentioned earlier, the Fed continued to tighten monetary policy during the year by raising the federal funds rate 25 basis points at each of its meetings, as it had done since June 2004 when the target interest rate stood at 1.00%. The last interest rate increase on June 29 brought the funds rate to 5.25%, which has exacerbated the flat yield curve environment. Since the Fed's actions have had the most impact on the short end of the yield curve, where the Portfolio operates, we continued to maintain a defensive investment stance for most of the 12-month period in an effort to cushion the Portfolio's underlying value. Specifically, we kept the portfolio's average maturity shorter than that of our peer group, as we sought to avoid locking in to longer maturities as the Fed continued to raise interest rates. The Portfolio's cash reserves also were generally kept higher than they would be in a more stable rate environment. Although the Portfolio's net asset value fell due to the impact of the Fed tightening, the fall was minimized through our investment approach.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)



What changes were made to the Portfolio during the period?

The most significant change reflected our decision to maintain a higher cash position in the rising interest rate environment. Rates on cash equivalent securities change at either daily or weekly intervals to reflect current yields, thereby providing the Portfolio with principal protection in rising rate markets. At times when cash equivalent yields were expected to fall due to high demand in the market, we drew down cash to purchase bonds with very short maturities, thus enhancing the yield of the Portfolio. However, any market strength was generally viewed as a selling opportunity and provided us with a means to sell at temporarily inflated prices and reestablish our cash position.

The Portfolio continues to be heavily weighted in securities rated AA or better, which tend to outperform lower-rated issues in periods of rising interest rates.


How would you characterize the Portfolio's position at the close of the period?

We continue to maintain a high-quality Portfolio that we believe is well positioned for the prevailing environment. This includes a healthy cash position, which provides us with the means to take advantage of higher yields once the end of the Fed's tightening cycle becomes evident.

We will continue to assess the economic data in an effort to gauge the strength of the overall economy and the inflation picture in the United States. The Fed has indicated it is "data-dependent" in determining monetary policy, and we believe these will be key components in the central bank's decision on when to pause in its interest rate-hiking cycle. Should the cycle appear to be drawing to a close, we will reduce our cash position and extend the Portfolio's duration to a neutral posture. Given the recent outlook, we expect that this change may come in the third quarter.


Peter J. Hayes
Vice President and Senior Portfolio Manager


Insured Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Insured Portfolio's Class A,
Class B, Class C and Class I Shares had total returns of +0.44%, +0.05%, -0.12% and +0.82%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 13 of this report to shareholders.) For the same period, the broad-market Lehman Brothers Municipal Bond Index returned +0.89%. Notably, the index measures the performance of insured and uninsured municipal bonds throughout the nation, while the Portfolio focuses on higher-quality insured issues.

The Portfolio outperformed its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of -0.08% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, we attribute the Portfolio's relative outperformance to our yield curve positioning and our strategy of favoring refundable issues. We were overweight in bonds with maturities greater than 20 years for most of the period, which helped the Portfolio's relative performance as interest rates on bonds with maturities greater than 20 years increased at a slower rate than bonds with shorter maturities (that is, the municipal yield curve flattened). In addition, the Portfolio benefited from the advance refunding of several large holdings during the period. When municipal bonds are advance refunded, or refinanced ahead of their maturity dates, their prices generally increase sharply.


What changes were made to the Portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. With yield spreads at relatively narrow levels, we increased our exposure to municipal bonds from high-tax states in which demand for tax-exempt securities is strong, such as New Jersey, California and Massachusetts. We believe bonds issued in these states should outperform when spreads widen in the future.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



In addition, we increased our exposure to bonds insured by newer entrants to the municipal insurance arena, such as XLCA and CIFG. We were able to book some incremental yield on these securities because of their insurers' short histories, but we expect their spreads to narrow over time as the insurers establish a track record in the market. We believe this will ultimately generate positive relative performance for the Fund.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was fully invested and positioned neutrally relative to the market with respect to interest rate risk. We are also looking to shift our yield-curve strategy to a more neutral positioning because of the possibility that the curve's trend toward flattening may be nearing its conclusion. We continue to emphasize the Portfolio's competitive yield versus its peers, as well as the preservation of net asset value.


Robert A. DiMella, CFA
Vice President and Senior Portfolio Manager


National Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2006, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +1.77%, +1.25%,
+1.20% and +2.02%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 13 of this report to shareholders.) For the same period, the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index, returned +0.89% and the Lipper General Municipal Debt Funds category had an average return of +0.71%. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

The Portfolio's significant outperformance versus the benchmark and its Lipper group average is attributable to a number of factors. First, we have consistently focused on a strategy that maximizes the Portfolio's current yield. This means distributions to shareholders are regularly near the top of the Lipper group and, over time, serve to enhance total return. Over the past 12 months, we also saw a continued tightening of credit spreads, which allowed lower-quality, higher-yielding credits to outperform higher-quality issues of comparable maturity. As such, a portion of the Portfolio's higher-yielding credits experienced above-average price appreciation. Lastly, we maintained a below-market duration (a measure of sensitivity to interest rates) in order to protect the Portfolio's underlying value in the rising interest rate environment of the past year.


What changes were made to the Portfolio during the period?

In a period of Fed tightening and rising long-term interest rates, our strategy over the 12 months was aimed at protecting the Portfolio's net asset value and delivering as high a current return as possible given the Portfolio's relatively conservative credit parameters. Municipal issuers, meanwhile, have been refinancing their existing, higher-couponed debt as interest rates have fallen over the past several years. While some of the Portfolio's higher-couponed bonds were called during the period as a result of this refinancing boom, we were rewarded for our patient approach to reinvesting the proceeds.
In keeping with our overall strategy, we allowed call proceeds to build as cash reserves during periods when interest rates were inopportune, and then recommitted the funds whenever rates rose to more advantageous levels. This approach helped to maintain our current income distribution, while also protecting the Portfolio's net asset value.

Toward the end of the period, as 10-year Treasury issues and the federal funds rate both approached 5.25%, rates on the long end of the municipal yield curve moved higher. We viewed this as an opportunity to begin purchasing longer-dated bonds in pursuit of a more neutral duration posture. Although issuance of new municipal bonds declined year-over-year, we were still able to accomplish our restructuring efforts through the new-issue market as well as significant growth in the secondary market that resulted due to selling by insurance companies and trading accounts.


How would you characterize the Portfolio's position at the close of the period?

Interest rates rose during the past 12 months and restored better valuation at the long end of the fixed income markets. We used this opportunity to achieve a fully invested position and a neutral duration stance by period-end. New purchases have been concentrated in higher-grade securities, reflecting our ongoing commitment to a high-quality portfolio and also the fact that credit spreads are at historically tight levels. The tight spreads mean there is little yield advantage to be realized from investment in lower-quality issues and, therefore, we are not inclined to take on the additional risk.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)



Going forward, should we see any additional rise in long-term rates, we will look to take on a more aggressive duration position and increase our use of inverse floaters in an effort to augment the Portfolio's yield. To make such moves, however, we would need to see a higher average coupon than is currently available in the market. In the meantime, we continue our efforts to protect the Portfolio's value while also providing our shareholders with an above-average yield.


Walter C. O'Connor, CFA
Vice President and Senior Portfolio Manager


July 21, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee) for Insured and National Portfolios. Short-Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Short-Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. Short-Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. All three classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year for Insured and National Portfolios. Short-Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares for all Portfolios are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, each Portfolio's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (continued)

Recent Performance Results*
                                                               6-Month            12-Month         10-Year        Standardized
As of June 30, 2006                                          Total Return       Total Return     Total Return     30-day Yield
Short-Term Portfolio Class A Shares                             +0.87%             +1.47%           +35.45%           3.13%
Short-Term Portfolio Class B Shares                             +0.63              +1.11            +31.88            2.91
Short-Term Portfolio Class C Shares                             +0.73              +1.21            +31.68            2.90
Short-Term Portfolio Class I Shares                             +0.81              +1.57            +36.66            3.26
Insured Portfolio Class A Shares                                -0.14              +0.44            +64.41            3.42
Insured Portfolio Class B Shares                                -0.39              +0.05            +56.29            3.05
Insured Portfolio Class C Shares                                -0.42              -0.12            +55.51            3.00
Insured Portfolio Class I Shares                                -0.02              +0.82            +68.75            3.81
National Portfolio Class A Shares                               +0.84              +1.77            +71.27            3.80
National Portfolio Class B Shares                               +0.59              +1.25            +62.80            3.45
National Portfolio Class C Shares                               +0.47              +1.20            +62.00            3.40
National Portfolio Class I Shares                               +0.87              +2.02            +75.56            4.22
Lehman Brothers 3-Year General Obligation Bond Index++          +0.53              +0.95            +48.93             --
Lehman Brothers Municipal Bond Index++++                        +0.28              +0.89            +75.57             --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

  ++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (continued)                               Short-Term Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Short-Term Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


Short-Term Portfolio++
Class A Shares*

Date                                             Value

June 1996                                      $ 9,900.00
June 1997                                      $10,335.00
June 1998                                      $10,765.00
June 1999                                      $11,117.00
June 2000                                      $11,471.00
June 2001                                      $12,156.00
June 2002                                      $12,643.00
June 2003                                      $12,993.00
June 2004                                      $13,058.00
June 2005                                      $13,215.00
June 2006                                      $13,409.00


Short-Term Portfolio++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,413.00
June 1998                                      $10,818.00
June 1999                                      $11,143.00
June 2000                                      $11,468.00
June 2001                                      $12,122.00
June 2002                                      $12,563.00
June 2003                                      $12,878.00
June 2004                                      $12,909.00
June 2005                                      $13,043.00
June 2006                                      $13,188.00


Short-Term Portfolio++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,411.00
June 1998                                      $10,815.00
June 1999                                      $11,128.00
June 2000                                      $11,451.00
June 2001                                      $12,093.00
June 2002                                      $12,544.00
June 2003                                      $12,860.00
June 2004                                      $12,890.00
June 2005                                      $13,011.00
June 2006                                      $13,168.00


Short-Term Portfolio++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,440.00
June 1998                                      $10,884.00
June 1999                                      $11,252.00
June 2000                                      $11,621.00
June 2001                                      $12,328.00
June 2002                                      $12,834.00
June 2003                                      $13,203.00
June 2004                                      $13,281.00
June 2005                                      $13,454.00
June 2006                                      $13,666.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,825.00
June 1998                                      $11,762.00
June 1999                                      $12,087.00
June 2000                                      $12,480.00
June 2001                                      $13,726.00
June 2002                                      $14,675.00
June 2003                                      $15,958.00
June 2004                                      $16,079.00
June 2005                                      $17,403.00
June 2006                                      $17,557.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,530.00
June 1998                                      $11,095.00
June 1999                                      $11,504.00
June 2000                                      $11,925.00
June 2001                                      $12,838.00
June 2002                                      $13,619.00
June 2003                                      $14,294.00
June 2004                                      $14,382.00
June 2005                                      $14,753.00
June 2006                                      $14,893.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ Short-Term Portfolio invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.

  ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

++++++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

       Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                     +1.47%            +0.46%
Five Years Ended 6/30/06                   +1.98             +1.78
Ten Years Ended 6/30/06                    +3.08             +2.98



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                     +1.11%            +0.12%
Five Years Ended 6/30/06                   +1.70             +1.70
Ten Years Ended 6/30/06                    +2.81             +2.81



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                     +1.21%            +0.22%
Five Years Ended 6/30/06                   +1.72             +1.72
Ten Years Ended 6/30/06                    +2.79             +2.79



Class I Shares                                              Return

One Year Ended 6/30/06                                      +1.57%
Five Years Ended 6/30/06                                    +2.08
Ten Years Ended 6/30/06                                     +3.17



     * Maximum sales charge is 1%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (continued)                                  Insured Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Insured Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Insured Portfolio++
Class A Shares*

Date                                             Value

June 1996                                      $ 9,600.00
June 1997                                      $10,316.00
June 1998                                      $11,105.00
June 1999                                      $11,263.00
June 2000                                      $11,368.00
June 2001                                      $12,477.00
June 2002                                      $13,306.00
June 2003                                      $14,472.00
June 2004                                      $14,488.00
June 2005                                      $15,715.00
June 2006                                      $15,784.00


Insured Portfolio++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,678.00
June 1998                                      $11,451.00
June 1999                                      $11,541.00
June 2000                                      $11,604.00
June 2001                                      $12,655.00
June 2002                                      $13,445.00
June 2003                                      $14,550.00
June 2004                                      $14,473.00
June 2005                                      $15,621.00
June 2006                                      $15,629.00


Insured Portfolio++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,686.00
June 1998                                      $11,439.00
June 1999                                      $11,524.00
June 2000                                      $11,581.00
June 2001                                      $12,624.00
June 2002                                      $13,405.00
June 2003                                      $14,499.00
June 2004                                      $14,415.00
June 2005                                      $15,570.00
June 2006                                      $15,551.00


Insured Portfolio++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,772.00
June 1998                                      $11,639.00
June 1999                                      $11,821.00
June 2000                                      $11,960.00
June 2001                                      $13,159.00
June 2002                                      $14,087.00
June 2003                                      $15,338.00
June 2004                                      $15,392.00
June 2005                                      $16,738.00
June 2006                                      $16,875.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,825.00
June 1998                                      $11,762.00
June 1999                                      $12,087.00
June 2000                                      $12,480.00
June 2001                                      $13,726.00
June 2002                                      $14,675.00
June 2003                                      $15,958.00
June 2004                                      $16,079.00
June 2005                                      $17,403.00
June 2006                                      $17,557.00


    * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

   ++ Insured Portfolio invests primarily in long-term, investment grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                     +0.44%            -3.58%
Five Years Ended 6/30/06                   +4.81             +3.96
Ten Years Ended 6/30/06                    +5.10             +4.67



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                     +0.05%            -3.79%
Five Years Ended 6/30/06                   +4.31             +3.97
Ten Years Ended 6/30/06                    +4.57             +4.57



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                     -0.12%            -1.08%
Five Years Ended 6/30/06                   +4.26             +4.26
Ten Years Ended 6/30/06                    +4.51             +4.51


Class I Shares                                              Return

One Year Ended 6/30/06                                      +0.82%
Five Years Ended 6/30/06                                    +5.10
Ten Years Ended 6/30/06                                     +5.37


     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (concluded)                                 National Portfolio


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in National Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


National Portfolio++
Class A Shares*

Date                                             Value

June 1996                                      $ 9,600.00
June 1997                                      $10,423.00
June 1998                                      $11,255.00
June 1999                                      $11,371.00
June 2000                                      $11,416.00
June 2001                                      $12,564.00
June 2002                                      $13,410.00
June 2003                                      $14,480.00
June 2004                                      $14,860.00
June 2005                                      $16,157.00
June 2006                                      $16,442.00


National Portfolio++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,792.00
June 1998                                      $11,606.00
June 1999                                      $11,666.00
June 2000                                      $11,652.00
June 2001                                      $12,760.00
June 2002                                      $13,550.00
June 2003                                      $14,557.00
June 2004                                      $14,864.00
June 2005                                      $16,079.00
June 2006                                      $16,280.00


National Portfolio++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,797.00
June 1998                                      $11,606.00
June 1999                                      $11,660.00
June 2000                                      $11,641.00
June 2001                                      $12,729.00
June 2002                                      $13,510.00
June 2003                                      $14,521.00
June 2004                                      $14,820.00
June 2005                                      $16,008.00
June 2006                                      $16,200.00


National Portfolio++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,884.00
June 1998                                      $11,794.00
June 1999                                      $11,945.00
June 2000                                      $12,010.00
June 2001                                      $13,252.00
June 2002                                      $14,179.00
June 2003                                      $15,361.00
June 2004                                      $15,803.00
June 2005                                      $17,208.00
June 2006                                      $17,556.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,825.00
June 1998                                      $11,762.00
June 1999                                      $12,087.00
June 2000                                      $12,480.00
June 2001                                      $13,726.00
June 2002                                      $14,675.00
June 2003                                      $15,958.00
June 2004                                      $16,079.00
June 2005                                      $17,403.00
June 2006                                      $17,557.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ National Portfolio invests primarily in long-term municipal bonds rated in any rating category.

++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

     Past performance is not indicative of future results.



Average Annual Total Return



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                     +1.77%            -2.30%
Five Years Ended 6/30/06                   +5.53             +4.67
Ten Years Ended 6/30/06                    +5.53             +5.10



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                     +1.25%            -2.64%
Five Years Ended 6/30/06                   +4.99             +4.66
Ten Years Ended 6/30/06                    +4.99             +4.99



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                     +1.20%            +0.23%
Five Years Ended 6/30/06                   +4.94             +4.94
Ten Years Ended 6/30/06                    +4.94             +4.94



Class I Shares                                              Return

One Year Ended 6/30/06                                      +2.02%
Five Years Ended 6/30/06                                    +5.79
Ten Years Ended 6/30/06                                     +5.79


     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Portfolio Information as of June 30, 2006


Distribution by Market Sector


                                              Percent of
                                                 Total
Short-Term Portfolio                          Investments

Other Revenue Bonds                               50.3%
General Obligation & Tax Revenue Bonds            34.9
Prerefunded Bonds                                 14.8



                                               Percent of
                                                 Total
Insured Portfolio                             Investments

Other Revenue Bonds                               54.8%
General Obligation & Tax Revenue Bonds            32.7
Prerefunded Bonds                                 12.5



                                               Percent of
                                                 Total
National Portfolio                            Investments

Other Revenue Bonds                               67.9%
General Obligation & Tax Revenue Bonds            20.3
Prerefunded Bonds                                 11.8



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Portfolio provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Portfolio provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


Short-Term Portfolio
                                                                                                     Expenses Paid
                                                              Beginning              Ending        During the Period*
                                                            Account Value        Account Value      January 1, 2006
                                                              January 1,            June 30,          to June 30,
                                                                 2006                 2006                2006
Actual

Class A                                                         $1,000             $1,008.70             $2.69
Class B                                                         $1,000             $1,006.30             $3.98
Class C                                                         $1,000             $1,007.30             $3.98
Class I                                                         $1,000             $1,008.10             $2.19

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000             $1,022.12             $2.71
Class B                                                         $1,000             $1,020.83             $4.01
Class C                                                         $1,000             $1,020.83             $4.01
Class I                                                         $1,000             $1,022.62             $2.21

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (.54% for Class A, .80% for Class B, .80% for Class C and .44% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of Expenses (concluded)

Insured Portfolio
                                                                                                     Expenses Paid
                                                              Beginning              Ending        During the Period*
                                                            Account Value        Account Value      January 1, 2006
                                                              January 1,            June 30,          to June 30,
                                                                 2006                 2006                2006
Actual

Class A                                                         $1,000             $  998.60             $3.47
Class B                                                         $1,000             $  996.10             $5.99
Class C                                                         $1,000             $  995.80             $6.24
Class I                                                         $1,000             $  999.80             $2.23

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000             $1,021.33             $3.51
Class B                                                         $1,000             $1,018.80             $6.06
Class C                                                         $1,000             $1,018.55             $6.31
Class I                                                         $1,000             $1,022.57             $2.26

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.70% for Class A, 1.21% for Class B, 1.26% for Class C and .45% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


National Portfolio
                                                                                                     Expenses Paid
                                                              Beginning              Ending        During the Period*
                                                            Account Value        Account Value      January 1, 2006
                                                             January 1,             June 30,          to June 30,
                                                                 2006                 2006                2006
Actual

Class A                                                         $1,000             $1,008.40             $4.13
Class B                                                         $1,000             $1,005.90             $6.66
Class C                                                         $1,000             $1,004.70             $6.91
Class I                                                         $1,000             $1,008.70             $2.89

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000             $1,020.68             $4.16
Class B                                                         $1,000             $1,018.16             $6.71
Class C                                                         $1,000             $1,017.91             $6.95
Class I                                                         $1,000             $1,021.92             $2.91

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.83% for Class A, 1.34% for Class B, 1.39% for Class C and .58% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments                  Short-Term Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Alaska--1.5%

  $ 5,000   Alaska State Housing Financing Corporation,
            Collateralized Revenue Bonds (Veterans
            Mortgage Program), AMT, 3.43%
            due 12/01/2006 (f)                                       $    4,990

Arkansas--3.0%

   10,000   Arkansas State, Federal Highway Grant
            Anticipation and Tax Revenue Bonds, GO,
            Series A, 5.25% due 8/01/2007                                10,156

California--1.1%

    3,650   Contra Costa County, California, M/F Housing
            Revenue Bonds (Pleasant Hill--Bart Transit),
            AMT, Series A, 3.95% due 12/05/2007                           3,641

Colorado--2.2%

    7,500   Colorado State, General Fund Revenue Bonds,
            RAN, 4.50% due 6/27/2007                                      7,553

Connecticut--2.1%

    6,925   Connecticut State, Special Tax Obligation,
            Revenue Refunding Bonds (Transportation
            Infrastructure), Series B, 5% due 10/01/2007 (g)              7,027

Georgia--2.6%

            Georgia Municipal Electric Authority, Power
            Revenue Refunding Bonds, Series DD (i):
      220        7% due 1/01/2008 (d)                                       230
    6,005        7% due 1/01/2008                                         6,272
    2,000   Georgia State, GO, Series B, 6.25%
            due 4/01/2008                                                 2,081

Illinois--4.8%

   12,500   Chicago, Illinois, O'Hare International Airport,
            Revenue Refunding Bonds, Third Lien, Series A,
            5% due 1/01/2008 (i)                                         12,690
    3,275   Illinois State, GO, First Series, 5.50%
            due 8/01/2007                                                 3,333

Indiana--3.0%

   10,000   Indiana Health Facilities Financing Authority,
            Subordinate Credit Group Revenue Bonds
            (Ascension Health), Series A, 5% due 5/01/2008               10,178

Iowa--1.2%

    4,000   Iowa Finance Authority, State Revolving Fund,
            Revenue Refunding Bonds, 5% due 8/01/2008                     4,094

Kansas--1.7%

    5,380   Kansas State Department of Transportation,
            Highway Revenue Bonds, 5.75%
            due 9/01/2009 (a)                                             5,674



     Face
   Amount   Municipal Bonds                                            Value

Louisiana--3.7%

  $ 4,200   Louisiana HFA, S/F Mortgage Revenue Bonds,
            VRDN, AMT, 3.87% due 11/28/2008 (b)                      $    4,200
    8,400   Louisiana HFA, S/F Mortgage Revenue
            Refunding Bonds, VRDN, AMT, 4.844%
            due 4/30/2007 (b)                                             8,400

Massachusetts--6.2%

   12,000   Massachusetts Municipal Wholesale Electric
            Company, Power Supply System Revenue
            Refunding Bonds (Nuclear Project Number 4
            Issue), Series A, 5% due 7/01/2007 (i)                       12,136
    8,505   Massachusetts State, Consolidated Loan, GO,
            Series C, 5% due 5/01/2008 (l)                                8,676

Michigan--0.9%

    3,000   Michigan State, GO, Series A, 4.50%
            due 9/29/2006                                                 3,005

Minnesota--5.1%

    2,500   Lakeville, Minnesota, Independent School
            District Number 194, GO, Refunding, Series B,
            4% due 2/01/2007 (j)                                          2,504
    7,000   Minnesota Public Facilities Authority, Water, PCR,
            Refunding, Series C, 5% due 3/01/2008                         7,132
    7,385   Minnesota State, GO, Refunding, 5% due 8/01/2007              7,484

Missouri--1.2%

    3,980   Kansas City, Missouri, Passenger Facility Charge
            Revenue Bonds, AMT, 5% due 4/01/2007 (c)                      4,013

Nebraska--4.5%

   14,730   Nebraska Public Power District, General
            Revenue Refunding Bonds, Series A, 5.25%
            due 1/01/2008 (a)(i)                                         15,176

Nevada--0.7%

    2,430   Nevada State, Capital Improvement, GO,
            Refunding, Series A, 5% due 2/01/2009                         2,495

New Jersey--4.3%

            New Jersey State Educational Facilities Authority,
            Revenue Refunding Bonds (Higher Education Trust
            Fund), Sub-Series A-1:
    4,000        5% due 9/01/2007                                         4,052
    5,000        5% due 9/01/2008                                         5,111
    5,000   New Jersey State Transportation Trust Fund
            Authority, Transportation System Revenue
            Bonds, Series A, 5.125% due 12/15/2006 (a)(i)                 5,130

New Mexico--1.7%

    5,685   New Mexico State, Severance Tax Bonds, Series A,
            5% due 7/01/2008 (i)                                          5,811



Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CARS         Complementary Auction Rate Securities
COP          Certificates of Participation
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDB          Industrial Development Board
IDR          Industrial Development Revenue Bond
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RAN          Revenue Anticipation Notes
RIB          Residual Interest Bonds
S/F          Single-Family
VRDN         Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (concluded)      Short-Term Portfolio    (In Thousands)



     Face
   Amount   Municipal Bonds                                            Value

New York--4.6%

  $11,025   Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Bonds, Series C-1,
            5.30% due 7/01/2009 (a)(e)                               $   11,484
    3,910   New York City, New York, GO, Series J, 5%
            due 3/01/2008                                                 3,980

North Carolina--5.5%

    7,725   North Carolina Eastern Municipal Power Agency,
            Power System Revenue Bonds, Series B, 5.875%
            due 1/01/2007 (a)(i)                                          7,958
   10,500   North Carolina State, Public Improvements, GO,
            Series A, 5% due 3/01/2007                                   10,589

Oklahoma--1.0%

    3,300   Tulsa, Oklahoma, Public Facilities Authority,
            Capital Improvement Revenue Bonds, Series A,
            4.375% due 6/01/2008 (c)                                      3,332

Pennsylvania--1.6%

    5,415   Pennsylvania State, GO, Refunding, Second
            Series, 5% due 7/01/2006                                      5,415

Tennessee--4.4%

    9,725   Shelby County, Tennessee, Public Improvement
            and Schools, GO, Series A, 5% due 3/01/2008 (g)               9,906
    5,000   Tennessee State Local Development Authority
            Revenue Bonds (Student Loan Programs), BAN,
            Series A, 5% due 5/17/2007                                    5,052

Texas--13.8%

    4,500   El Paso, Texas, GO, 5.75% due 8/15/2007 (a)(g)                4,596
   14,000   Matagorda County, Texas, Navigation District
            Number 1, PCR (Central Power and Light Company),
            Refunding, Series A, 4.55% due 11/01/2006                    14,018
    4,920   San Antonio, Texas, Electric and Gas Revenue
            Refunding Bonds, 5.25% due 2/01/2007                          4,961
    2,500   San Antonio, Texas, Electric and Gas
            System, Junior Lien Revenue Bonds, 3.55%
            due 12/01/2007                                                2,488
    7,995   Texas State Public Finance Authority, GO,
            Refunding, Series A, 5.25% due 10/01/2007                     8,133
    5,455   Texas State Transportation Commission, First
            Tier Revenue Bonds, 5% due 4/01/2008                          5,559



     Face
   Amount   Municipal Bonds                                           Value

Texas (concluded)

  $ 6,490   University of Texas, Financing System
            Revenue Refunding Bonds, Series D, 5%
            due 8/15/2007                                            $    6,574

Virginia--1.7%

    5,560   Virginia State Public Building Authority,
            Public Facilities Revenue Bonds, Series B, 5%
            due 8/01/2008                                                 5,686

Washington--4.1%

            Energy Northwest, Washington, Electric Revenue
            Refunding Bonds (Columbia Generating Station),
            Series A:
      445        5.25% due 7/01/2008                                        457
    6,055        5.25% due 7/01/2008 (d)                                  6,212
    6,810   Washington State, GO, Series A, 5%
            due 7/01/2008 (e)                                             6,960

Wisconsin--2.9%

    2,635   Wisconsin State, GO, Series E, 4.50%
            due 5/01/2008                                                 2,664
    6,890   Wisconsin State, Transportation
            Revenue Bonds, Series B, 4.50%
            due 7/01/2009 (c)                                             7,006

Puerto Rico--2.1%

    7,000   Government Development Bank of
            Puerto Rico Revenue Bonds, TECP, 5%
            due 10/10/2006                                                7,000

            Total Municipal Bonds
            (Cost--$315,566)--93.2%                                     313,274



   Shares
     Held   Short-Term Securities

   24,644   Merrill Lynch Institutional Tax-Exempt Fund,
            3.72% (h)(k)                                                 24,644

            Total Short-Term Securities
            (Cost--$24,644)--7.3%                                        24,644

Total Investments (Cost--$340,210*)--100.5%                             337,918
Liabilities in Excess of Other Assets--(0.5%)                           (1,655)
                                                                     ----------
Net Assets--100.0%                                                   $  336,263
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       340,210
                                                    ===============
    Gross unrealized appreciation                   $             2
    Gross unrealized depreciation                           (2,294)
                                                    ---------------
    Net unrealized depreciation                     $       (2,292)
                                                    ===============


(a) Prerefunded.

(b) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(c) AMBAC Insured.

(d) Escrowed to maturity.

(e) FGIC Insured.

(f) FNMA/GNMA Collateralized.

(g) FSA Insured.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund      24,640        $768


(i) MBIA Insured.

(j) XL Capital Insured.

(k) Represents the current yield as of 6/30/2006.

(l) CIFG Insured.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments                     Insured Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Alabama--2.3%

  $ 3,020   Alabama Water Pollution Control Authority Revenue
            Bonds, 5.75% due 8/15/2018 (a)                           $    3,213
   10,000   Lauderdale County and Florence, Alabama, Health
            Care Authority Revenue Refunding Bonds (Coffee
            Health Group), Series A, 6% due 7/01/2029 (b)                10,826
    7,000   University of Alabama, University Revenue Bonds
            (Birmingham), 6% due 10/01/2009 (d)(g)                        7,442

Arkansas--0.5%

    5,000   University of Arkansas, University Revenue Bonds
            (Various Facilities-Fayetteville Campus), 5%
            due 12/01/2027 (d)                                            5,090

California--18.4%

   10,680   California Pollution Control Financing Authority, PCR,
            Refunding, DRIVERS, AMT, Series 878Z, 6.387%
            due 12/01/2009 (b)(j)                                        11,726
    2,075   California State Department of Veteran Affairs, Home
            Purpose Revenue Refunding Bonds, Series A, 5.35%
            due 12/01/2027 (a)                                            2,171
            East Side Union High School District, California, Santa
            Clara County, GO (Election of 2002), Series D (i):
    2,795        5% due 8/01/2017                                         2,939
    3,480        5% due 8/01/2022                                         3,590
    5,170   Fresno, California, Unified School District, GO
            (Election of 2001), Series D, 5% due 8/01/2027 (b)            5,306
    5,000   Golden State Tobacco Securitization Corporation of
            California, Tobacco Settlement Revenue Bonds,
            Series B, 5.50% due 6/01/2013 (d)(g)                          5,419
    5,000   Los Angeles, California, GO, Series A, 5%
            due 9/01/2019 (b)                                             5,171
            Los Angeles, California, Unified School District, GO:
   24,465        (Election of 1997), Series F, 5% due 1/01/2028 (d)      25,001
   13,780        Series A, 5% due 1/01/2028 (b)                          14,082
    6,680   Los Angeles County, California, Metropolitan
            Transportation Authority, Sales Tax Revenue Refunding
            Bonds, Proposition A, First Tier Senior Series A, 5%
            due 7/01/2021 (a)                                             6,935
    8,965   Modesto, California, Schools Infrastructure Financing
            Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)            9,528
   12,040   Mount Diablo, California, Unified School District, GO
            (Election of 2002), 5% due 7/01/2027 (d)                     12,297
    6,440   Palm Springs, California, Financing Authority, Lease
            Revenue Refunding Bonds (Convention Center
            Project), Series A, 5.50% due 11/01/2035 (b)                  6,918
   11,685   Rialto, California, Unified School District, GO, Series A,
            6.24% due 6/01/2025 (d)(l)                                    4,582
    5,000   Roseville, California, Joint Union High School District,
            GO (Election of 2004), Series A, 5% due 8/01/2029 (d)         5,110
    5,075   Sacramento, California, Unified School District, GO
            (Election of 1999), Series B, 5% due 7/01/2026 (d)            5,175
            San Diego, California, Unified School District, GO
            (Election of 1998), Series G (f):
    3,000        5% due 7/01/2028                                         3,072
    4,645        5% due 7/01/2029                                         4,757
    3,495   San Diego County, California, COP (Edgemoor
            Project and Regional System), Refunding, 5%
            due 2/01/2027 (a)                                             3,558
    3,700   San Jose, California, GO (Libraries, Parks and Public
            Safety Projects), 5% due 9/01/2030 (b)                        3,776
   10,055   Sequoia, California, Unified High School District, GO,
            Refunding, Series B, 5.50% due 7/01/2035 (f)                 10,858



     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

  $ 2,755   Tahoe Truckee, California, Unified School District, GO
            (School Facilities Improvement District Number 2),
            Series A, 5.25% due 8/01/2029 (b)                        $    2,871
            Tustin, California, Unified School District, Senior Lien
            Special Tax Bonds (Community Facilities District
            Number 97-1), Series A (f):
    7,980        5% due 9/01/2032                                         8,089
    9,330        5% due 9/01/2038                                         9,438

Colorado--2.7%

   19,250   Aurora, Colorado, COP, 6% due 12/01/2010 (a)(g)              20,789
    4,000   Logan County, Colorado, Justice Center Finance
            Corporation, COP, 5.50% due 12/01/2020 (b)                    4,256

Florida--0.8%

    5,500   Miami-Dade County, Florida, Water and Sewer
            System Revenue Bonds, 5.25% due 10/01/2026 (d)                5,619
    1,955   West Coast Regional Water Supply Authority, Florida,
            Capital Improvement Revenue Bonds, 10.40%
            due 10/01/2010 (a)(g)                                         2,189

Georgia--3.8%

            Georgia Municipal Electric Authority, Power Revenue
            Refunding Bonds (a):
   20,000        Series EE, 7% due 1/01/2025                             25,760
       90        Series Y, 6.40% due 1/01/2011 (g)                           99
      490        Series Y, 6.40% due 1/01/2013 (h)                          544
    8,420        Series Y, 6.40% due 1/01/2013                            9,295

Illinois--2.3%

    8,845   Chicago, Illinois, O'Hare International Airport
            Revenue Bonds, DRIVERS, AMT, Series 845-Z, 7.666%
            due 1/01/2012 (b)(i)(j)                                      10,486
    6,800   Illinois State, GO, 5.75% due 9/01/2006 (b)(g)                6,957
    3,500   Kendall and Kane Counties, Illinois, Community
            School District Number 115 (Yorkville), GO, Refunding,
            5.25% due 1/01/2026 (f)                                       3,679

Kansas--0.6%

    5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy
            Health Center), 5.50% due 8/15/2020 (f)                       5,445

Louisiana--1.1%

    2,500   Louisiana State Citizens Property Insurance
            Corporation, Assessment Revenue Bonds, Series B,
            5% due 6/01/2022 (a)                                          2,573
    2,990   Louisiana State, Gas and Fuels Tax Revenue Bonds,
            Series A, 5% due 5/01/2030 (d)                                3,041
    5,000   New Orleans, Louisiana, GO (Public Improvements),
            5.25% due 12/01/2029 (a)                                      5,161

Maryland--1.8%

   10,820   Baltimore, Maryland, Convention Center Hotel
            Revenue Bonds, RIB, Series 1252X, 6.27%
            due 9/01/2039 (i)(j)                                         11,630
    4,400   Maryland State Health and Higher Educational
            Facilities Authority Revenue Bonds (University
            of Maryland Medical System), Series B, 7%
            due 7/01/2022 (d)                                             5,518

Massachusetts--5.0%

    4,000   Massachusetts State, HFA, Rental Housing
            Mortgage Revenue Bonds, AMT, Series C, 5.60%
            due 1/01/2045 (f)                                             4,163
   18,740   Massachusetts State School Building Authority,
            Dedicated Sales Tax Revenue Bonds, Series A, 5%
            due 8/15/2030 (f)                                            19,152



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)         Insured Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Massachusetts (concluded)

  $22,250   Massachusetts State Special Obligation Dedicated
            Tax Revenue Bonds, 5.25% due 1/01/2014 (d)(g)            $   23,799

Michigan--0.7%

    6,170   Michigan State Strategic Fund, Limited Obligation
            Revenue Refunding Bonds, DRIVERS, AMT,
            Series 858Z, 6.667% due 12/01/2011 (i)(j)                     6,758

Minnesota--1.6%

    5,860   Delano, Minnesota, Independent School District
            Number 879, GO, Series A, 5.875% due 2/01/2025 (f)            6,308
            Sauk Rapids, Minnesota, Independent School District
            Number 047, GO, Series A (b):
    3,735        5.65% due 2/01/2020                                      3,998
    4,440        5.70% due 2/01/2021                                      4,762

Mississippi--1.3%

    1,320   Harrison County, Mississippi, Wastewater
            Management District Revenue Refunding Bonds
            (Wastewater Treatment Facilities), Series A, 8.50%
            due 2/01/2013 (d)                                             1,625
   10,000   Mississippi Hospital Equipment and Facilities
            Authority Revenue Bonds (Forrest County General
            Hospital Project), 6% due 1/01/2030 (f)                      10,708

Missouri--2.4%

            Kansas City, Missouri, Airport Revenue Refunding and
            Improvement Bonds, Series A (b):
   12,990        5.50% due 9/01/2013                                     13,398
    9,000        5.50% due 9/01/2014                                      9,282

Nevada--5.6%

   10,690   Clark County, Nevada, School District, GO, Series D,
            5% due 6/15/2017 (b)                                         11,147
   40,000   Washoe County, Nevada, Water Facility Revenue
            Bonds (Sierra Pacific Power Company), AMT, 6.65%
            due 6/01/2017 (b)                                            41,212

New Jersey--10.8%

    6,810   Cape May County, New Jersey, Industrial Pollution
            Control Financing Authority, Revenue Refunding
            Bonds (Atlantic City Electric Company Project),
            Series A, 6.80% due 3/01/2021 (b)                             8,451
            Garden State Preservation Trust of New Jersey, Open
            Space and Farmland Preservation Revenue Bonds,
            Series A (f):
    3,125        5.80% due 11/01/2021                                     3,486
    8,310        5.80% due 11/01/2022                                     9,272
    4,340        5.80% due 11/01/2023                                     4,846
            New Jersey EDA, Motor Vehicle Surcharge Revenue
            Bonds, Series A (b):
    5,000        5% due 7/01/2027                                         5,116
   23,000        5.25% due 7/01/2033                                     24,007
            New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series D:
    5,760        5% due 6/15/2015 (a)(g)                                  6,123
    9,570        5% due 6/15/2015 (f)(g)                                 10,173
    4,240        5% due 6/15/2018 (a)                                     4,404
   11,530        5% due 6/15/2019 (f)                                    11,942
   13,500   New Jersey State Turnpike Authority, Turnpike
            Revenue Bonds, Series C, 5% due 1/01/2030 (f)                13,819



     Face
   Amount   Municipal Bonds                                            Value

New Mexico--1.2%

  $10,400   New Mexico Finance Authority, Senior Lien, State
            Transportation Revenue Bonds, Series A, 5.125%
            due 6/15/2018 (b)                                        $   10,959

New York--14.6%

            New York City, New York, GO:
   11,500        Series C, 5.625% due 3/15/2018 (i)                      12,317
   10,000        Series E, 5% due 11/01/2017 (f)                         10,457
   18,000        Series I, 6% due 4/15/2012 (f)                          18,460
      145   New York City, New York, GO, Refunding, Series G,
            5.75% due 2/01/2017 (f)                                         147
            New York City, New York, Sales Tax Asset Receivable
            Corporation Revenue Bonds:
    6,965        DRIVERS, Series 1133Z, 6.208%
                 due 10/15/2012 (a)(j)                                    7,730
   16,905        Series A, 5% due 10/15/2020 (b)                         17,602
   15,650        Series A, 5% due 10/15/2032 (a)                         16,033
    9,190   New York State Dormitory Authority Revenue Bonds
            (School Districts Financing Program), Series D, 5.25%
            due 10/01/2023 (b)                                            9,682
    9,110   New York State Urban Development Corporation,
            Personal Income Tax Revenue Bonds (State Facilities),
            Series A-1, 5.25% due 3/15/2034 (d)                           9,475
        5   Niagara Falls, New York, GO, Public Improvement,
            6.90% due 3/01/2024 (b)                                           5
            Tobacco Settlement Financing Corporation of New
            York Revenue Bonds:
   22,500        Series A-1, 5.25% due 6/01/2022 (a)                     23,563
   10,755        Series C-1, 5.50% due 6/01/2020 (d)                     11,494

North Carolina--0.3%

    3,120   North Carolina HFA, Home Ownership Revenue
            Bonds, AMT, Series 14-A, 5.35% due 1/01/2022 (a)              3,189

North Dakota--0.3%

    2,880   North Dakota State HFA, Revenue Bonds (Housing
            Finance Program), Series C, 5.30% due 7/01/2022 (a)           2,929

Oklahoma--0.7%

            Oklahoma State Industries Authority, Health System
            Revenue Refunding Bonds (Integris Obligated Group),
            Series A (b):
    2,680        6.25% due 8/15/2009 (g)                                  2,879
    3,705        6.25% due 8/15/2016                                      3,969

Oregon--1.5%

    8,700   Oregon State Department, Administrative Services,
            COP, Series A, 6.25% due 5/01/2010 (a)(g)                     9,489
    3,865   Port of Portland, Oregon, Airport Revenue Refunding
            Bonds (Portland International Airport), AMT,
            Series 7-B, 7.10% due 1/01/2012 (b)(g)                        4,394

Pennsylvania--2.6%

    5,765   Philadelphia, Pennsylvania, Gas Works Revenue
            Bonds, 12th Series B, 7% due 5/15/2020 (b)(h)                 6,789
    4,420   Philadelphia, Pennsylvania, Redevelopment Authority
            Revenue Bonds (Neighborhood Transformation),
            Series A, 5.50% due 4/15/2020 (d)                             4,703
   12,010   Pittsburgh, Pennsylvania, GO, Series C, 5.25%
            due 9/01/2018 (f)                                            12,809

Rhode Island--0.8%

    6,815   Rhode Island State Economic Development
            Corporation, Airport Revenue Bonds, Series B, 6%
            due 7/01/2010 (d)(g)                                          7,391



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (concluded)         Insured Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Texas--5.0%

  $17,975   Dallas-Fort Worth, Texas, International Airport
            Revenue Bonds, DRIVERS, AMT, Series 202, 7.672%
            due 11/01/2028 (d)(j)                                    $   19,853
            Harris County, Texas, Revenue Refunding Bonds,
            DRIVERS (f)(j):
   10,500        Series 1111, 6.197% due 8/15/2009                       11,174
    7,025        Series 1172-Z, 6.208% due 8/15/2009                      7,454
    3,500   Houston, Texas, Water Conveyance System Contract,
            COP, Series J, 6.25% due 12/15/2013 (a)                       3,934
            Texas State Department of Housing and Community
            Affairs, S/F Mortgage Revenue Bonds, AMT,
            Series A (b)(e):
    2,085        5.45% due 9/01/2023                                      2,139
    2,725        5.50% due 3/01/2026                                      2,790

Utah--1.8%

    9,535   Utah Transit Authority, Sales Tax and Transportation
            Revenue Bonds (Salt Lake County Light Rail Transit
            Project), 5.375% due 12/15/2007 (f)(g)                        9,836
            Utah Water Finance Agency Revenue Bonds (Pooled
            Loan Financing Program), Series A (a):
    2,515        5.75% due 10/01/2015                                     2,683
    3,770        6% due 10/01/2020                                        4,054

Washington--0.8%

    7,225   Chelan County, Washington, Public Utility District
            Number 001, Consolidated Revenue Bonds
            (Chelan Hydro System), AMT, Series A, 5.45%
            due 7/01/2037 (a)                                             7,481

West Virginia--1.3%

   12,250   Pleasants County, West Virginia, PCR, Refunding
            (Potomac-Pleasants), Series C, 6.15%
            due 5/01/2015 (a)                                            12,301



     Face
   Amount   Municipal Bonds                                            Value

Wisconsin--1.3%

  $ 9,000   Superior, Wisconsin, Limited Obligation Revenue
            Refunding Bonds (Midwest Energy Resources),
            Series E, 6.90% due 8/01/2021 (d)                        $   11,249
      670   Wisconsin State, GO, AMT, Series B, 6.50%
            due 5/01/2025 (b)                                               671

Puerto Rico--2.7%

            Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series RR:
   10,150        5% due 7/01/2027 (i)                                    10,416
   14,400        5% due 7/01/2028 (c)                                    14,757

            Total Municipal Bonds
            (Cost--$883,619)--96.6%                                     907,190



   Shares
     Held   Mutual Funds

      300   BlackRock California Insured Municipal 2008
            Term Trust, Inc.                                              4,572
      810   BlackRock Insured Municipal 2008 Term Trust, Inc.            12,280
      205   BlackRock Insured Municipal Term Trust, Inc.                  1,923

            Total Mutual Funds
            (Cost--$21,126)--2.0%                                        18,775



            Short-Term Securities

    1,730   Merrill Lynch Institutional Tax-Exempt Fund,
            5.22% (k)(m)                                                  1,730

            Total Short-Term Securities
            (Cost--$1,730)--0.2%                                          1,730

Total Investments (Cost--$906,475*)--98.8%                              927,695
Other Assets Less Liabilities--1.2%                                      11,598
                                                                     ----------
Net Assets--100.0%                                                   $  939,293
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $       906,473
                                                    ===============
    Gross unrealized appreciation                   $        30,662
    Gross unrealized depreciation                           (9,440)
                                                    ---------------
    Net unrealized appreciation                     $        21,222
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FNMA/GNMA Collateralized.

(f) FSA Insured.

(g) Prerefunded.

(h) Escrowed to maturity.

(i) XL Capital Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund   (9,287)          $280


(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Represents the current yield as of 6/30/2006.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments                    National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Alabama--0.7%

  $ 3,820   Alabama Incentives Financing Authority, Special
            Obligation Revenue Refunding Bonds, Series A, 6%
            due 10/01/2029 (c)                                       $    4,113
      500   Mobile, Alabama, Industrial Development Board,
            Environmental Improvement Revenue Refunding
            Bonds (International Paper Company Project), AMT,
            Series A, 6.35% due 5/15/2016                                   532
    2,500   Selma, Alabama, IDB, Environmental Improvement
            Revenue Refunding Bonds (International
            Paper Company Project), AMT, Series A, 6.70%
            due 2/01/2018                                                 2,687
    3,400   Tuscaloosa, Alabama, Special Care Facilities Financing
            Authority, Residential Care Facility Revenue Bonds
            (Capstone Village, Inc. Project), Series A, 5.875%
            due 8/01/2036                                                 3,428

Alaska--0.4%

    1,150   Alaska State Housing Financial Corporation, General
            Mortgage Revenue Refunding, Series A, 6%
            due 6/01/2027 (f)                                             1,176
    3,860   Anchorage, Alaska, School, GO, Series B, 5.875%
            due 12/01/2010 (e)(j)                                         4,158

Arizona--5.4%

    4,000   Arizona Health Facilities Authority Revenue Bonds
            (Catholic Healthcare West), Series A, 6.625%
            due 7/01/2020                                                 4,400
            Maricopa County, Arizona, Hospital Revenue
            Refunding Bonds (Sun Health Corporation):
      730        6.125% due 4/01/2007 (j)                                   756
      270        6.125% due 4/01/2018                                       278
    3,100   Maricopa County, Arizona, IDA, Education Revenue
            Bonds (Arizona Charter Schools Project 1), Series A,
            6.75% due 7/01/2029                                           3,068
    1,625   Maricopa County, Arizona, IDA, Health Facilities
            Revenue Refunding Bonds (Catholic Healthcare West
            Project), Series A, 5% due 7/01/2021                          1,625
    1,000   Maricopa County, Arizona, Pollution Control
            Corporation, PCR, Refunding (Public Service
            Company of New Mexico Project), Series A, 6.30%
            due 12/01/2026                                                1,033
            Peoria, Arizona, Improvement District Number 8401,
            Special Assessment Bonds Number 8802:
      430        7.20% due 1/01/2010                                        440
      510        7.20% due 1/01/2013                                        522
            Peoria, Arizona, Improvement District, Special
            Assessment Bonds Number 8801:
      190        7.30% due 1/01/2009                                        195
      395        7.30% due 1/01/2011                                        405
    7,500   Phoenix, Arizona, Civic Improvement Corporation,
            Excise Tax Revenue Bonds (Civic Plaza Expansion
            Project), Sub-Series A, 5% due 7/01/2030 (e)                  7,675
    2,330   Phoenix, Arizona, Civic Improvement Corporation,
            Municipal Facilities, Excise Tax Revenue Bonds, 5.75%
            due 7/01/2016 (e)                                             2,499
    4,575   Phoenix, Arizona, IDA, Airport Facility, Revenue
            Refunding Bonds (America West Airlines Inc. Project),
            AMT, 6.30% due 4/01/2023                                      4,511
      500   Pinal County, Arizona, IDA, Wastewater Revenue
            Bonds (San Manuel Facilities Project), AMT, 6.25%
            due 6/01/2026                                                   531



     Face
   Amount   Municipal Bonds                                            Value

Arizona (concluded)

  $   432   Prescott Valley, Arizona, Improvement District,
            Special Assessment Bonds (Sewer Collection System
            Roadway Repair), 7.90% due 1/01/2012                     $      447
   35,000   Salt River Project, Arizona, Agriculture Improvement
            and Power District, Electric System Revenue Bonds,
            Series A, 5% due 1/01/2037                                   35,797
    3,515   Tucson, Arizona, IDA, Senior Living Facilities Revenue
            Bonds (Christian Care  Tucson Inc. Project), Series A,
            6.125% due 7/01/2024 (m)                                      3,774
    3,180   University of Arizona, COP, Refunding, Series A,
            5.50% due 6/01/2018 (c)                                       3,391
    1,000   University of Arizona, COP (University of
            Arizona Parking and Student Housing), 5.75%
            due 6/01/2009 (c)(j)                                          1,051
            Vistancia Community Facilities District, Arizona, GO:
    3,000        6.75% due 7/15/2022                                      3,196
    2,125        5.75% due 7/15/2024                                      2,156

Arkansas--0.5%

       30   Arkansas State Development Finance Authority,
            S/F Mortgage Revenue Bonds (Mortgage-
            Backed Securities Program), Series H, 6.15%
            due 7/01/2016 (i)                                                31
      250   Arkansas State Student Loan Authority Revenue
            Bonds, AMT, Sub-Series B, 7.25% due 6/01/2009                   262
      200   Jonesboro, Arkansas, Residential Housing and Health
            Care Facilities Board, Hospital Revenue Refunding
            Bonds (Saint Bernards Regional Medical Center),
            Series B, 5.90% due 7/01/2016 (c)                               204
      250   North Little Rock, Arkansas, Health Facilities Board,
            Health Care Revenue Bonds (Baptist Health), 5.50%
            due 7/01/2016                                                   257
      500   Pine Bluff, Arkansas, Environmental Improvement
            Revenue Refunding Bonds (International
            Paper Company Project), AMT, Series A, 6.70%
            due 8/01/2020                                                   535
    4,940   University of Arkansas, University Revenue
            Bonds (Various Facilities-UAMS Campus), 5%
            due 3/01/2030 (e)                                             5,062
      250   University of Central Arkansas, Housing System
            Revenue Bonds, 6.50% due 1/01/2010 (h)(j)                       275

California--14.0%

    2,500   Agua Caliente Band of Cahuilla Indians, California,
            Casino Revenue Bonds, 6% due 7/01/2018                        2,697
    8,840   Alameda County, California, COP (Financing Project),
            6% due 9/01/2006 (f)(j)                                       9,047
   19,200   Bay Area Toll Authority, California, Toll Bridge
            Revenue Refunding Bonds (San Francisco Bay Area),
            Series F, 5% due 4/01/2031                                   19,600
    9,065   California Pollution Control Financing Authority, Solid
            Waste Disposal Revenue Refunding Bonds (Waste
            Management Inc. Project), AMT, Series A, 5%
            due 1/01/2022                                                 9,017
       40   California Rural Home Mortgage Finance Authority,
            S/F Mortgage Revenue Bonds (Mortgage-Backed
            Securities Program), AMT, Series D, Class 5, 6.70%
            due 5/01/2029 (i)(l)                                             41
      155   California Rural Home Mortgage Finance Authority,
            S/F Mortgage Revenue Refunding Bonds (Mortgage-
            Backed Securities Program), AMT, Series A-2, 7%
            due 9/01/2029 (i)(l)                                            157



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

California (continued)

  $ 5,000   California State, GO, 5.25% due 4/01/2029                $    5,180
      405   California State, GO, Refunding, 5.75%
            due 5/01/2030                                                   431
            California State, Various Purpose, GO:
   10,000        5.25% due 11/01/2027                                    10,369
   14,100        5.50% due 11/01/2033                                    14,969
    9,880   California Statewide Communities Development
            Authority, Health Facility Revenue Bonds (Memorial
            Health Services), Series A, 6% due 10/01/2023                10,646
            Chula Vista, California, Community Facilities District,
            Special Tax Bonds (Number 06-1, Eastlake Woods
            Area), Series A:
    1,080        6.05% due 9/01/2020                                      1,150
    2,965        6.15% due 9/01/2026                                      3,142
            Contra Costa County, California, Special Tax Bonds,
            (Community Facilities District Number 2001-01):
    1,585        6% due 9/01/2026                                         1,664
    1,200        6.10% due 9/01/2031                                      1,261
    3,100   Elk Grove, California, Poppy Ridge Community
            Facilities Number 3 Special Tax, Series 1, 6%
            due 9/01/2008 (j)                                             3,246
   10,000   Fremont, California, Unified School District, Alameda
            County, GO (Election of 2002), Series B, 5%
            due 8/01/2028 (h)                                            10,242
   12,730   Los Angeles County, California, Metropolitan
            Transportation Authority, Sales Tax Revenue Refunding
            Bonds, Proposition A, First Tier Senior-Series A, 5%
            due 7/01/2035 (c)                                            13,017
    2,740   Pomona, California, Public Financing Authority
            Revenue Refunding Bonds (Merged Redevelopment
            Project), Series A1, 5.75% due 2/01/2034                      2,842
            Poway, California, Unified School District, Special
            Tax Bonds:
    1,100        (Community District Number 6), Series A, 6.05%
                 due 9/01/2025                                            1,143
    1,320        (Community District Number 14), 5.25%
                 due 9/01/2036                                            1,298
    2,695   Riverside, California, Improvement Bond Act of 1915,
            Special Assessment (Riverwalk Assessment District),
            6.375% due 9/02/2026                                          2,864
            Roseville, California, Special Tax (Stoneridge
            Community Facilities Number 1):
    1,250        6.20% due 9/01/2021                                      1,332
    1,125        6% due 9/01/2025                                         1,193
    2,500        6.30% due 9/01/2031                                      2,683
            Sacramento, California, Special Tax (North Natomas
            Community Facilities):
    2,200        Series 01-03, 6% due 9/01/2028                           2,298
    2,270        Series 4-C, 6% due 9/01/2028                             2,397
   20,075   Sacramento County, California, Sanitation District
            Financing Authority, Revenue Bonds, Series A, 5%
            due 12/01/2035 (c)                                           20,503
    5,000   San Diego, California, Community College District,
            GO (Election of 2002), 5% due 5/01/2030 (h)                   5,111
   10,000   San Diego, California, Public Facilities Financing
            Authority, Subordinated Water Revenue Refunding
            Bonds, 5% due 8/01/2032 (f)                                  10,136
    5,400   San Diego, California, Unified Port District,
            Revenue Refunding Bonds, AMT, Series A, 5.25%
            due 9/01/2019 (f)                                             5,651
   11,520   San Diego, California, Unified School District, GO
            (Election of 1998), Series F, 5% due 7/01/2028 (h)           11,771



     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

            San Francisco, California, City and County
            Redevelopment Agency Revenue Bonds (Community
            Facilities District Number 6-Mission):
  $ 5,000        6% due 8/01/2021                                    $    5,199
    2,500        GO, Series A, 6% due 8/01/2025                           2,596
    1,075   San Francisco, California, Uptown Parking
            Corporation, Parking Revenue Bonds (Union Square),
            6% due 7/01/2020 (f)                                          1,178
            Santa Margarita, California, Water District, Special
            Tax Refunding Bonds, (Community Facilities District
            Number 99), Series 1:
    3,680        6.20% due 9/01/2020                                      3,921
    2,990        6.25% due 9/01/2029                                      3,186

Colorado--2.9%

   11,590   Arkansas River Power Authority, Colorado,
            Power Improvement Revenue Bonds, 5.25%
            due 10/01/2032 (k)                                           12,103
      500   Boulder County, Colorado, Hospital Development
            Revenue Bonds (Longmont United Hospital Project),
            6% due 12/01/2010 (j)(m)                                        539
      410   Colorado HFA, Revenue Bonds (S/F Program),
            Series B-3, 6.55% due 10/01/2016                                413
            Colorado HFA Revenue Refunding Bonds
            (S/F Program):
      400        AMT, Senior Series A-2, 7.50% due 4/01/2031                412
      140        AMT, Senior Series B-2, 7.10% due 4/01/2017                144
      950        AMT, Senior Series B-2, 7.25% due 10/01/2031               973
       50        AMT, Senior Series B-3, 6.80% due 11/01/2028                51
      400        AMT, Senior Series C-2, 7.25%
                 due 10/01/2031 (b)                                         419
      130        Senior Series A-3, 7.35% due 10/01/2030                    135
      570        Senior Series C-3, 6.75% due 10/01/2021 (b)                573
      145        Senior Series C-3, 7.15% due 10/01/2030 (b)                146
    2,500   Colorado Health Facilities Authority, Revenue
            Refunding Bonds (Catholic Health Initiatives), 5.50%
            due 9/01/2017                                                 2,620
      550   Colorado Water Resource and Power Development
            Authority, Small Water Resource Revenue Bonds,
            Series A, 5.80% due 11/01/2020 (e)                              588
            Elk Valley, Colorado, Public Improvement Revenue
            Bonds (Public Improvement Fee):
    7,560        Series A, 7.35% due 9/01/2031                            7,966
    1,200        Series B, 7% due 9/01/2031                               1,223
    3,685   Larimer County, Colorado, Poudre School District
            Number R-1, GO, 6% due 12/15/2010 (e)(j)                      3,990
            Plaza Metropolitan District Number 1, Colorado, Tax
            Allocation Revenue Bonds (Public Improvement Fees):
    7,700        8% due 12/01/2025                                        8,407
    1,910        8.125% due 12/01/2025                                    1,904

Connecticut--1.9%

    4,000   Bridgeport, Connecticut, Senior Living Facilities
            Revenue Bonds (3030 Park Retirement Community
            Project), 7.25% due 4/01/2035                                 3,356
    1,000   Connecticut State Development Authority,
            Governmental Lease Revenue Bonds, 6.60%
            due 6/15/2014 (f)                                             1,002
    1,250   Connecticut State Development Authority, Water
            Facility Revenue Bonds (Bridgeport Hydraulic
            Company), AMT, 6.15% due 4/01/2035 (c)                        1,294



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Connecticut (concluded)

  $ 1,200   Connecticut State, HFA, Revenue Refunding Bonds
            (Housing Mortgage Finance Program), Series C-1,
            6.30% due 11/15/2017                                     $    1,227
            Connecticut State Health and Educational Facilities
            Authority Revenue Bonds:
    1,000        (Bridgeport Hospital), Series A, 6.625%
                 due 7/01/2018 (f)                                        1,003
    1,500        (Waterbury Hospital Issue), Series C, 5.75%
                 due 7/01/2020 (m)                                        1,573
    1,000        (Westover School), Series A, 5.70%
                 due 7/01/2030 (m)                                        1,055
            Connecticut State Health and Educational Facilities
            Authority Revenue Refunding Bonds (m):
    5,025        DRIVERS, Series 215, 8.698%
                 due 6/01/2030 (n)                                        5,911
    1,885        (Eastern Connecticut Health Network), Series A,
                 6.50% due 7/01/2010 (j)                                  2,075
      115        (Eastern Connecticut Health Network), Series A,
                 6.50% due 7/01/2030                                        125
      640        (Sacred Heart University), 6.625%
                 due 7/01/2026                                              654
    5,710        (University of Hartford), Series E, 5.50%
                 due 7/01/2022                                            6,074
      680   Connecticut State Higher Education Supplemental
            Loan Authority, Revenue Bonds (Family
            Education Loan Program), AMT, Series A, 5.50%
            due 11/15/2020 (f)                                              684
      860   Waterbury, Connecticut, GO, 6% due 2/01/2009 (j)(m)             912

Delaware--0.1%

    1,685   New Castle County, Delaware, PCR (General
            Motors Corporation Project), VRDN, 7.875%
            due 10/01/2008 (g)                                            1,685

District of Columbia--0.6%

    3,000   District of Columbia, COP, 5.25% due 1/01/2017 (e)            3,184
    5,000   District of Columbia, GO, Refunding, DRIVERS, VRDN,
            Series 214, 7.691% due 6/01/2026 (f)(g)(n)                    5,392

Florida--10.5%

    2,000   Anthem Park Community Development District,
            Florida, Capital Improvement Revenue Bonds, 5.80%
            due 5/01/2036                                                 2,037
    1,670   Ballantrae, Florida, Community Development
            District, Capital Improvement Revenue Bonds, 6%
            due 5/01/2035                                                 1,727
    4,440   Baywinds Community Development District, Florida,
            Special Assessment Bonds, Series B, 4.90%
            due 5/01/2012                                                 4,440
    1,825   Beacon Tradeport Community, Florida, Development
            District, Special Assessment Revenue Refunding
            Bonds (Commercial Project), Series A, 5.25%
            due 5/01/2016 (m)                                             1,924
    2,500   CFM Community Development District, Florida,
            Capital Improvement Revenue Bonds, Series B,
            5.875% due 5/01/2014                                          2,559
    2,725   Duval County, Florida, School Board, COP, 5.75%
            due 7/01/2017 (h)                                             2,858
            East Homestead Community Development District,
            Florida, Special Assessment Revenue Bonds:
    1,000        5.375% due 5/01/2036                                       979
    1,500        5.45% due 5/01/2036                                      1,493
    1,500        Series B, 5% due 5/01/2011                               1,500



     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

            Fiddlers Creek, Florida, Community Development
            District Number 2, Special Assessment Revenue Bonds:
  $ 5,350        Series A, 6.375% due 5/01/2035                      $    5,632
    1,250        Series B, 5.75% due 5/01/2013                            1,293
   20,000   Gainesville, Florida, Utilities System Revenue
            Refunding Bonds, Series A, 5% due 10/01/2035 (h)             20,414
    7,000   Halifax Hospital Medical Center, Florida, Hospital
            Revenue Refunding and Improvement Bonds,
            Series A, 5.25% due 6/01/2026                                 7,091
      400   Heritage Isles Community Development District,
            Florida, Special Assessment Revenue Refunding
            Bonds, 5.90% due 11/01/2006                                     402
    5,000   Hillsborough County, Florida, IDA, Exempt Facilities
            Revenue Bonds (National Gypsum Company), AMT,
            Series A, 7.125% due 4/01/2030                                5,487
    7,000   Lee County, Florida, Airport Revenue Bonds, RIB,
            AMT, Series 580X, 7.73% due 10/01/2029 (h)(n)                 8,015
    1,200   Lexington Oaks, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series A,
            6.70% due 5/01/2033                                           1,277
    1,030   Mediterra, Florida, South Community Development
            District, Capital Improvement Revenue Bonds, 6.85%
            due 5/01/2031                                                 1,098
    2,500   Middle Village Community Development District,
            Florida, Special Assessment Bonds, Series A, 6%
            due 5/01/2035                                                 2,589
    6,625   Midtown Miami, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series A,
            6.25% due 5/01/2037                                           7,138
    1,990   Old Palm Community Development District, Florida,
            Special Assessment Bonds (Palm Beach Gardens),
            Series B, 5.375% due 5/01/2014                                2,017
    3,500   Orange County, Florida, HFA, M/F Housing Revenue
            Bonds (Loma Vista Project), Series G, 5.50%
            due 3/01/2032                                                 3,551
    1,000   Orange County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Orlando Regional
            Healthcare), 5.70% due 7/01/2026                                989
            Panther Trace Community Development District II,
            Florida, Special Assessment Revenue Bonds:
    5,000        5.125% due 11/01/2013                                    4,988
    5,000        Series A, 5.60% due 5/01/2035                            5,041
            Park Place Community Development District, Florida,
            Special Assessment Revenue Bonds:
    1,000        6.75% due 5/01/2032                                      1,058
    2,405        6.375% due 5/01/2034                                     2,505
   10,000   Peace River/Manasota Regional Water Supply
            Authority, Florida, Utility System Revenue Bonds,
            Series A, 5% due 10/01/2035 (h)                              10,207
   20,115   Port St. Lucie, Florida, Utility Revenue Bonds, 5.125%
            due 9/01/2036 (f)                                            20,782
    2,000   Saint Lucie, Florida, West Services District, Utility
            Revenue Refunding Bonds, Senior Lien, 6%
            due 10/01/2022 (f)                                            2,185
    2,875   Somerset Community Development District,
            Florida, Capital Improvement Revenue Bonds, 5%
            due 5/01/2015                                                 2,859
      645   Sterling Hill, Florida, Community Development
            District, Capital Improvement Revenue Refunding
            Bonds, Series B, 5.50% due 11/01/2010                           648



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Florida (concluded)

  $   380   Stoneybrook West, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series B,
            6.45% due 5/01/2010                                      $      382
    1,275   Tern Bay Community Development District, Florida,
            Capital Improvement Revenue Refunding Bonds,
            Series B, 5% due 5/01/2015                                    1,267
    2,185   Tuscany Reserve Community Development District,
            Florida, Capital Improvement Revenue Bonds,
            Series B, 5.25% due 5/01/2016                                 2,204
    3,520   University of South Florida Financing Corporation,
            COP (Master Lease Program), Refunding, Series A,
            5.375% due 7/01/2022 (c)                                      3,751
       15   Verandah West, Florida, Community Development
            District, Capital Improvement Revenue Bonds,
            Series B, 5.25% due 5/01/2008                                    15
    2,060   Watergrass Community Development District, Florida,
            Special Assessment Revenue Bonds, Series B, 4.875%
            due 11/01/2010                                                2,051
    6,000   West Villages Improvement District, Florida, Special
            Assessment Revenue Refunding Bonds (Unit of
            Development Number 2), 5.80% due 5/01/2036                    6,098

Georgia--1.8%

    5,000   Atlanta, Georgia, Tax Allocation Bonds (Atlantic
            Station Project), 7.90% due 12/01/2024                        5,505
            Brunswick & Glynn County, Georgia, Development
            Authority, First Mortgage Revenue Bonds (Coastal
            Community Retirement Corporation Project), Series A:
    2,285        7.125% due 1/01/2025                                     2,239
    3,304        7.25% due 1/01/2035                                      3,230
    5,210   College Park, Georgia, Business and IDA
            Revenue Bonds (Civic Center Project), 5.75%
            due 9/01/2010 (c)(j)                                          5,658
    1,940   Fulton County, Georgia, Development Authority, PCR
            (General Motors Corporation), Refunding, VRDN, 8%
            due 4/01/2010 (g)                                             1,940
    3,450   Fulton County, Georgia, Development Authority
            Revenue Bonds (Morehouse College Project), 5.875%
            due 12/01/2030 (c)                                            3,724
    2,250   Fulton County, Georgia, Residential Care Facilities,
            Revenue Refunding Bonds (Canterbury Court Project),
            Series A, 6% due 2/15/2022                                    2,276
    1,500   Milledgeville-Baldwin County, Georgia, Development
            Authority Revenue Bonds (Georgia College and State
            University Foundation), 6% due 9/01/2033                      1,598

Illinois--7.6%

    1,000   Bolingbrook, Illinois, Special Services Area Number 1,
            Special Tax Bonds (Forest City Project), 5.90%
            due 9/01/2007 (p)                                               931
   10,620   Chicago, Illinois, Board of Education, GO, DRIVERS,
            Series 199, 7.191% due 12/01/2020 (c)(n)                     11,590
   26,800   Chicago, Illinois, O'Hare International Airport
            Revenue Bonds, Third Lien, AMT, Series B-2, 6%
            due 1/01/2029 (k)                                            29,265
    6,915   Chicago, Illinois, O'Hare International Airport,
            Special Facility Revenue Refunding Bonds (American
            Airlines Inc. Project), 8.20% due 12/01/2024                  7,122
      350   Chicago, Illinois, Park District, GO, Refunding,
            Series B, 5.75% due 1/01/2015 (e)                               374
      230   Chicago, Illinois, Park District, Limited Tax, GO,
            Series A, 5.75% due 1/01/2016 (e)                               246



     Face
   Amount   Municipal Bonds                                            Value

Illinois (concluded)

  $   395   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
            Series A, 7.15% due 9/01/2031 (i)(l)                     $      405
    2,000   Chicago, Illinois, Special Assessment Bonds (Lake
            Shore East), 6.75% due 12/01/2032                             2,136
    3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose),
            6% due 12/01/2028 (f)                                         3,463
    7,000   Decatur, Illinois, GO, Refunding, 6%
            due 3/01/2008 (e)(j)                                          7,243
   10,000   Hodgkins, Illinois, Environmental Improvement
            Revenue Bonds (Metro Biosolids Management LLC
            Project), AMT, 6% due 11/01/2023                             10,447
            Illinois Development Finance Authority Revenue Bonds:
    3,140        (Community Rehabilitation Providers Facilities),
                 Series A, 6.50% due 7/01/2022                            3,351
      660        Series B, 6.40% due 9/01/2031 (h)                          676
            Illinois State Finance Authority Revenue Bonds,
            Series A:
    1,750        (Friendship Village of Schaumburg),  5.625%
                 due 2/15/2037                                            1,753
    2,155        (Landing At Plymouth Place Project),  6%
                 due 5/15/2037                                            2,201
            Illinois State, GO, 1st Series (f):
    8,890        5.75% due 12/01/2015                                     9,500
    3,745        5.75% due 12/01/2016                                     3,999
    4,000        5.75% due 12/01/2017                                     4,264
    3,000   Illinois State, Sales Tax Revenue Bonds, 6%
            due 6/15/2020                                                 3,205
    3,000   Illinois State, Sales Tax Revenue Refunding Bonds,
            Series Q, 6% due 6/15/2009                                    3,097
    2,000   Lake County, Illinois, Forest Preservation District,
            GO (Land Acquisition and Development), 5.75%
            due 12/15/2016                                                2,146
      625   Naperville, Illinois, IDR (General Motors Corporation),
            Refunding, VRDN, 8% due 12/01/2012 (g)                          625
    1,585   Village of Wheeling, Illinois, Revenue Bonds (North
            Milwaukee/Lake-Cook Tax Increment Financing (TIF)
            Redevelopment Project), 6% due 1/01/2025                      1,517

Iowa--0.6%

    1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75%
            due 7/01/2021 (f)                                             1,001
    6,780   Iowa Finance Authority, Health Care Facilities,
            Revenue Refunding Bonds (Care Initiatives Project),
            9.25% due 7/01/2025                                           8,031

Kansas--0.4%

    1,000   Kansas State Development Financing Authority,
            Revenue Bonds (Department of Administration--
            Comprehensive Transportation Program), Series A,
            5% due 11/01/2025 (e)                                         1,033
    1,740   Sedgwick and Shawnee Counties, Kansas,
            S/F Revenue Bonds, AMT, Series A-1, 6.95%
            due 6/01/2029 (d)                                             1,801
    2,500   Wichita, Kansas, Hospital Facilities Revenue
            Refunding and Improvement Bonds, Series III, 6.25%
            due 11/15/2019                                                2,705

Louisiana--1.0%

      485   Louisiana HFA, S/F Mortgage Revenue Bonds, AMT,
            Series D-2, 5.80% due 6/01/2020 (i)                             490
    9,500   Louisiana Local Government, Environmental Facilities,
            Community Development Authority Revenue Bonds
            (Capital Projects and Equipment Acquisition), Series A,
            6.30% due 7/01/2030 (c)                                      10,656



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Louisiana (concluded)

  $   955   Louisiana State, HFA, S/F Revenue Refunding
            Bonds (Home Ownership Program), Series B-2,
            AMT, 6.20% due 12/01/2029 (b)(i)                         $      973
    2,000   Rapides Finance Authority, Louisiana, Environmental
            Improvement Revenue Bonds (International
            Paper Company Project), AMT, Series A, 6.55%
            due 11/15/2023                                                2,123

Maine--0.7%

    8,635   Maine Finance Authority, Solid Waste Recycling
            Facilities Revenue Bonds (Great Northern Paper
            Project-Bowater), AMT, 7.75% due 10/01/2022                   8,658
    1,595   Maine State Housing Authority, Mortgage Purpose
            Revenue Bonds, DRIVERS, AMT, Series 170, 7.667%
            due 11/15/2028 (n)                                            1,674

Maryland--0.3%

      500   Anne Arundel County, Maryland, Special Obligation
            Revenue Bonds (Arundel Mills Project), 7.10%
            due 7/01/2009 (j)                                               553
    1,000   Maryland State Community Development
            Administration, Department of Housing and
            Community Development, Housing Revenue Bonds,
            AMT, Series B, 6.15% due 1/01/2021                            1,036
      355   Maryland State Community Development
            Administration, Department of Housing and
            Community Development, Residential Revenue
            Refunding Bonds, Series A, 5.60% due 3/01/2017 (b)              363
    1,000   Maryland State Community Development
            Administration, Department of Housing and
            Community Development Revenue Bonds (Waters
            Landing II Apartments), AMT, Series A, 5.875%
            due 8/01/2033                                                 1,038
    1,000   Maryland State Energy Financing Administration,
            Solid Waste Disposal Revenue Bonds, Limited
            Obligation (Wheelabrator Water Projects), AMT,
            6.45% due 12/01/2016                                          1,027

Massachusetts--0.6%

      320   Massachusetts Educational Financing Authority,
            Education Loan Revenue Refunding Bonds, AMT,
            Issue E, 5.85% due 7/01/2014 (c)                                323
    4,450   Massachusetts State Health and Educational
            Facilities Authority Revenue Bonds (Medical Center
            of Central Massachusetts), CARS, Series B, 8.06%
            due 6/23/2022 (c)(n)                                          4,838
    1,000   Massachusetts State Industrial Finance Agency, Higher
            Education Revenue Refunding Bonds (Hampshire
            College Project), 5.625% due 10/01/2007 (j)                   1,040
      130   Massachusetts State Water Pollution Abatement Trust,
            Water Abatement Revenue Bonds, Series A, 6.375%
            due 2/01/2015                                                   130
    1,600   Montachusett, Massachusetts, Regional Vocational
            Technical School District, GO, 5.95% due 1/15/2020 (f)        1,717

Michigan--1.7%

    7,500   Delta County, Michigan, Economic Development
            Corporation, Environmental Improvement Revenue
            Refunding Bonds (Mead Westvaco-Escanaba),
            Series A, 6.25% due 4/15/2012 (j)                             8,351



     Face
   Amount   Municipal Bonds                                            Value

Michigan (concluded)

  $   500   Dickinson County, Michigan, Economic Development
            Corporation, Environmental Improvement Revenue
            Refunding Bonds (International Paper Company
            Project), Series A, 5.75% due 6/01/2016                  $      529
            Eastern Michigan University, General Revenue
            Refunding Bonds (c):
      585        6% due 6/01/2010 (j)                                       633
      415        6% due 6/01/2024                                           448
    3,000   Flint, Michigan, Hospital Building Authority, Revenue
            Refunding Bonds (Hurley Medical Center), 6%
            due 7/01/2020                                                 3,130
    6,750   Hartland, Michigan, Consolidated School
            District, GO, Refunding, RIB, Series 1204, 6.02%
            due 5/01/2029 (n)                                             7,014
    3,325   Macomb County, Michigan, Hospital Finance
            Authority, Hospital Revenue Bonds (Mount Clemens
            General Hospital), Series B, 5.875% due 11/15/2034            3,494
    1,500   Michigan State Hospital Finance Authority, Revenue
            Refunding Bonds (Mercy-Mount Clemens), Series A,
            6% due 5/15/2014 (f)                                          1,587

Minnesota--0.9%

      765   Anoka County, Minnesota, Solid Waste Disposal
            Revenue Bonds (Natural Rural Utilities), AMT,
            Series A, 6.95% due 12/01/2008                                  772
    1,000   Eden Prairie, Minnesota, M/F Housing Revenue
            Bonds (Rolling Hills Project), Series A, 6.15%
            due 8/20/2031 (d)                                             1,075
            Minneapolis and Saint Paul, Minnesota, Metropolitan
            Airports Commission, Airport Revenue Bonds, AMT,
            Sub-Series D (e):
      470        5.75% due 1/01/2012                                        497
      470        5.75% due 1/01/2014                                        496
    2,060        5.75% due 1/01/2015                                      2,178
      575   Minneapolis, Minnesota, Community Development
            Agency, Supported Development Revenue Bonds
            (Common Bond Fund), AMT, Series 2, 6.20%
            due 6/01/2017                                                   582
            Minneapolis, Minnesota, Health Care System
            Revenue Bonds (Allina Health System), Series A:
    1,500        5.70% due 11/15/2022                                     1,580
    2,665        5.75% due 11/15/2032                                     2,804
    1,110   Ramsey County, Minnesota, Housing and
            Redevelopment Authority, M/F Housing Revenue
            Bonds (Hanover Townhouses Project), AMT, 6%
            due 7/01/2031                                                 1,134
    1,000   Saint Cloud, Minnesota, Health Care Revenue
            Refunding Bonds (Saint Cloud Hospital Obligation
            Group), Series A, 6.25% due 5/01/2020 (h)                     1,086
    1,500   Waconia, Minnesota, Health Care Facilities Revenue
            Bonds (Ridgeview Medical Center Project), Series A,
            6.125% due 1/01/2029 (m)                                      1,593

Mississippi--0.1%

    1,700   Warren County, Mississippi, Environmental
            Improvement Revenue Refunding Bonds (International
            Paper Company Project), AMT, Series B, 6.75%
            due 8/01/2021                                                 1,823



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Missouri--0.2%

  $ 1,000   Fenton, Missouri, Tax Increment Revenue
            Refunding and Improvement Bonds (Gravois Bluffs
            Redevelopment Project), 5% due 4/01/2014                 $    1,024
    1,500   Kansas City, Missouri, IDA, First Mortgage Health
            Facilities Revenue Bonds (Bishop Spencer Place),
            Series A, 6.50% due 1/01/2035                                 1,562

Montana--0.4%

    6,000   Montana State Higher Education, Student Assistance
            Corporation, Student Loan Revenue Refunding Bonds,
            AMT, Sub-Series B, 6.40% due 12/01/2032                       6,282

Nevada--1.9%

    3,500   Clark County, Nevada, Airport Revenue Bonds
            (Jet Aviation Fuel Tax), AMT, Series C, 5.375%
            due 7/01/2020 (c)                                             3,631
    1,550   Clark County, Nevada, Improvement District
            Number 142, Special Assessment Bonds, 6.375%
            due 8/01/2023                                                 1,599
            Elko, Nevada, GO (Airport Improvement), AMT,
            Series B (f):
      165        6.10% due 10/01/2014                                       170
      245        6.30% due 10/01/2019                                       254
      320        6.75% due 10/01/2024                                       334
      225        7% due 10/01/2029                                          236
    2,845   Henderson, Nevada, Local Improvement Districts,
            Special Assessment, Series NO T-14, 5.80%
            due 3/01/2023                                                 2,936
            Las Vegas, Nevada, Local Improvement Bonds, Special
            Assessment, Special Improvement District Number
            808, Summerlin:
    1,750        5.875% due 6/01/2009                                     1,811
    2,010        6.125% due 6/01/2012                                     2,083
    2,245        6.25% due 6/01/2013                                      2,328
       55   Nevada Housing Division, S/F Program, AMT, Senior
            Series E, 7.05% due 4/01/2027 (b)                                55
    1,960   Reno, Nevada, Special Assessment District Number 4
            (Somerset Parkway), 6.625% due 12/01/2022                     2,022
            Sparks, Nevada, Redevelopment Agency, Tax
            Allocation Revenue Refunding Bonds, Series A (m):
    3,110        6% due 1/15/2015                                         3,304
    6,315        6% due 1/15/2023                                         6,697

New Hampshire--0.1%

    1,750   New Hampshire Health and Education Facilities
            Authority, Revenue Refunding Bonds (Elliot Hospital),
            Series B, 5.60% due 10/01/2022                                1,827

New Jersey--4.1%

      440   Camden County, New Jersey, Pollution Control
            Financing Authority, Solid Waste Resource Recovery,
            Revenue Refunding Bonds, AMT, Series B, 7.50%
            due 12/01/2009                                                  446
    3,300   New Jersey EDA, Retirement Community Revenue
            Bonds (Cedar Crest Village Inc. Facility), Series A,
            7.25% due 11/15/2031                                          3,561
   11,000   New Jersey EDA, Revenue Bonds, RIB, Series 1187,
            6.18% due 3/01/2024 (n)                                      12,011
    3,680   New Jersey EDA, State Lease Revenue Bonds (State
            Office Buildings Projects), 6% due 6/15/2010 (c)(j)           3,957



     Face
   Amount   Municipal Bonds                                            Value

New Jersey (concluded)

  $ 3,130   New Jersey Health Care Facilities Financing Authority
            Revenue Bonds (South Jersey Hospital), 6%
            due 7/01/2026                                            $    3,287
    2,250   New Jersey Health Care Facilities Financing Authority,
            Revenue Refunding Bonds (Capital Health System
            Inc.), Series A, 5.75% due 7/01/2023                          2,355
    1,090   New Jersey State Housing and Mortgage Finance
            Agency, M/F Housing Revenue Refunding Bonds,
            Series B, 6.25% due 11/01/2026 (h)                            1,135
            New Jersey State Turnpike Authority, Turnpike
            Revenue Refunding Bonds (f):
   10,000        DRIVERS, VRDN, Series 155, 7.197%
                 due 1/01/2018 (a)(n)                                    11,107
    7,025        Series A, 5.75% due 1/01/2010 (j)                        7,447
    2,975        Series A, 5.75% due 1/01/2018                            3,140
    9,500   Tobacco Settlement Financing Corporation of
            New Jersey, Asset-Backed Revenue Bonds, 7%
            due 6/01/2041                                                10,771

New Mexico--0.9%

    8,000   Farmington, New Mexico, PCR, Refunding (Public
            Service Company of New Mexico--San Juan Project),
            Series B, 6.30% due 12/01/2016                                8,221
      110   New Mexico Mortgage Finance Authority Revenue
            Refunding Bonds, Mortgage-Backed Securities,
            Series F, 7% due 1/01/2026 (i)                                  113
    4,260   New Mexico Mortgage Financing Authority,
            S/F Mortgage Program Revenue Bonds, AMT, Series D,
            6.15% due 7/01/2035 (i)(l)                                    4,498
      250   Santa Fe County, New Mexico, Correctional System
            Revenue Bonds, 6% due 2/01/2027 (h)                             285

New York--6.8%

    4,500   Metropolitan Transportation Authority, New York,
            Commuter Facilities, Service Contract Revenue
            Refunding Bonds, Series 8, 5.50% due 7/01/2013 (h)(j)         4,903
   10,000   Metropolitan Transportation Authority, New York,
            Transit Facilities Revenue Bonds, Series A, 5.625%
            due 7/01/2007 (f)(j)                                         10,329
    3,230   New York City, New York, City IDA, Civic Facility
            Revenue Bonds (Special Needs Facilities Pooled
            Program), Series C-1, 6% due 7/01/2012                        3,320
    4,050   New York City, New York, City IDA, Special Facility
            Revenue Bonds (British Airways Plc Project), AMT,
            7.625% due 12/01/2032                                         4,551
            New York City, New York, GO, Refunding:
    6,540        Series A, 6% due 5/15/2010 (j)                           7,094
    2,205        Series A, 6.25% due 5/15/2010 (j)(k)                     2,411
       60        Series A, 6% due 5/15/2021 (k)                              65
    4,000        Series C, 5.875% due 2/01/2016 (e)                       4,066
      675        Series H, 6% due 8/01/2007 (j)(k)                          698
      325        Series H, 6% due 8/01/2017 (k)                             336
            New York City, New York, GO, Series B (f):
    6,600        5.875% due 8/01/2010 (j)                                 7,152
    1,340        5.875% due 8/01/2015                                     1,445
   19,000   New York City, New York, Sales Tax Asset Receivable
            Corporation Revenue Bonds, Series A, 5%
            due 10/15/2032 (c)                                           19,465



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

New York (concluded)

            New York State Dormitory Authority, Revenue
            Refunding Bonds:
  $ 2,945        (Concord Nursing Home Inc.), 6.25%
                 due 7/01/2016                                       $    3,119
    2,500        (Concord Nursing Home Inc.), 6.50%
                 due 7/01/2029                                            2,661
    3,000        (Mount Sinai Health), Series A, 6.50%
                 due 7/01/2016                                            3,214
    3,950        (Mount Sinai Health), Series A, 6.50%
                 due 7/01/2025                                            4,203
    3,000        (State University Educational Facilities), Series A,
                 7.50% due 5/15/2013                                      3,563
    1,360   New York State Environmental Facilities Corporation,
            State Clean Water and Drinking Revenue Bonds
            (Revolving Funds), Series B, 5.875% due 1/15/2019             1,448
    2,285   Oneida County, New York, IDA Revenue Bonds
            (Civic Facility-Faxton Hospital), Series C, 6.625%
            due 1/01/2015 (m)                                             2,470
    3,000   Port Authority of New York and New Jersey,
            Consolidated Revenue Bonds, AMT, Thirty-Seventh
            Series, 5.50% due 7/15/2018 (h)                               3,205
       95   Suffolk County, New York, IDA, Civic Facility Revenue
            Bonds (Special Needs Facilities Pooled Program),
            Series D-1, 6% due 7/01/2012                                     97
      705   Westchester County, New York, IDA, Civic Facilities
            Revenue Bonds (Special Needs Facilities Pooled
            Program), Series E-1, 6% due 7/01/2012                          723
    8,095   Westchester County, New York, IDA, Continuing Care
            Retirement, Mortgage Revenue Bonds (Kendal on
            Hudson Project), Series A, 6.50% due 1/01/2034                8,561

North Carolina--2.9%

      920   Brunswick County, North Carolina, COP, 6%
            due 6/01/2010 (h)(j)                                            997
    1,500   Haywood County, North Carolina, Industrial Facilities
            and Pollution Control Financing Authority Revenue
            Bonds (Champion International Corporation Project),
            AMT, 6.25% due 9/01/2025                                      1,524
            North Carolina Eastern Municipal Power Agency,
            Power System Revenue Bonds:
    1,500        Series B, 5.875% due 1/01/2007 (f)(j)                    1,545
    4,000        Series D, 6.75% due 1/01/2026                            4,328
    4,440   North Carolina Eastern Municipal Power Agency,
            Power System Revenue Refunding Bonds, Series D,
            6.70% due 1/01/2019 (o)                                       4,812
    4,840   North Carolina HFA, Home Ownership Revenue
            Bonds, AMT, Series 9-A, 5.80% due 1/01/2020                   5,021
       45   North Carolina HFA, S/F Revenue Bonds, Series W,
            6.50% due 3/01/2018                                              45
            North Carolina Medical Care Commission, Health
            Care Facilities, First Mortgage Revenue Bonds
            (Presbyterian Homes Project):
    2,500        6.875% due 10/01/2021                                    2,650
    3,000        5.50% due 10/01/2031                                     2,988
            North Carolina Medical Care Commission, Retirement
            Facilities, First Mortgage Revenue Bonds:
    1,625        (Forest at Duke Project), 6.375% due 9/01/2032           1,690
    2,500        (Givens Estates Project), Series A, 6.50%
                 due 7/01/2032                                            2,660



     Face
   Amount   Municipal Bonds                                            Value

North Carolina (concluded)

            North Carolina Municipal Power Agency Number 1,
            Catawba Electric Revenue Refunding Bonds, Series B:
  $   500        6.375% due 1/01/2013                                $      536
    1,080        6.375% due 1/01/2013 (o)                                 1,160
    5,000        6.50% due 1/01/2020                                      5,394
    2,500        6.50% due 1/01/2020 (o)                                  2,697
    1,175   North Carolina State Educational Assistance Authority
            Revenue Bonds (Guaranteed Student Loan),  AMT,
            Sub-Lien, Series C, 6.35% due 7/01/2016                       1,200
            Piedmont Triad Airport Authority, North Carolina,
            Airport Revenue Refunding Bonds, Series A (h)(j):
    1,000        6% due 7/01/2009                                         1,068
    1,000        6.375% due 7/01/2009                                     1,079

Ohio--0.4%

      365   Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1,
            6.15% due 3/01/2029 (d)                                         374
    1,470   Port of Greater Cincinnati Development Authority,
            Ohio, Special Assessment Revenue Bonds (Cooperative
            Public Parking Infrastructure Project), 6.40%
            due 2/15/2034                                                 1,567
    3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue
            Refunding Bonds (Convention Center Project), 5.70%
            due 10/01/2015 (f)                                            3,077

Oregon--0.4%

            Forest Grove, Oregon, Campus Improvement Revenue
            Refunding Bonds (Pacific University) (j)(m):
      250        6% due 5/01/2010                                           268
      250        6.20% due 5/01/2010                                        270
            Oregon State Housing and Community Services
            Department, Mortgage Revenue Refunding Bonds
            (S/F Mortgage Program), Series A:
       60        6.40% due 7/01/2018                                         60
       45        AMT, 6.20% due 7/01/2027                                    46
      500   Portland, Oregon, M/F Housing Authority Revenue
            Bonds (Lovejoy Station Apartments Project), AMT,
            5.90% due 7/01/2023 (f)                                         516
            Portland, Oregon, Urban Renewal and Redevelopment
            Revenue Refunding Bonds, Series A (c):
    1,000        (Downtown Waterfront),  5.75% due 6/15/2018              1,072
    3,190        (South Park Blocks), 5.75% due 6/15/2018                 3,420

Pennsylvania--2.7%

    3,640   Allegheny County, Pennsylvania, IDA, Environmental
            Improvement Revenue Refunding Bonds, 5.50%
            due 11/01/2016                                                3,758
    2,220   Allegheny County, Pennsylvania, Sanitation Authority,
            Sewer Revenue Bonds, 5.75% due 12/01/2010 (f)(j)              2,386
    1,760   Bucks County, Pennsylvania, IDA, Retirement
            Community Revenue Bonds (Ann's Choice Inc.),
            Series A, 6.125% due 1/01/2025                                1,817
    4,000   Pennsylvania State Higher Educational Facilities
            Authority Revenue Bonds (University of Pennsylvania
            Medical Center Health System), Series A, 6%
            due 1/15/2031                                                 4,307
    1,265   Philadelphia, Pennsylvania, Authority for IDR,
            Commercial Development, 7.75% due 12/01/2017                  1,278



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (concluded)

  $18,105   Philadelphia, Pennsylvania, Redevelopment Authority
            Revenue Bonds, ROLS, Series RR-II-432X, 6.507%
            due 10/15/2010 (e)(n)                                    $   19,710
    5,000   Sayre, Pennsylvania, Health Care Facilities Authority,
            Revenue Refunding Bonds (Guthrie Healthcare
            System), Series A, 5.875% due 12/01/2031                      5,291

Rhode Island--0.6%

    6,815   Rhode Island State Economic Development
            Corporation, Airport Revenue Bonds, Series B, 6%
            due 7/01/2010 (e)(j)                                          7,391
    1,000   Rhode Island State Economic Development
            Corporation Revenue Bonds (Providence Place Mall),
            6.125% due 7/01/2020 (m)                                      1,090

South Carolina--1.7%

            Medical University Hospital Authority, South Carolina,
            Hospital Facilities Revenue Refunding Bonds (j):
    2,450        6.50% due 8/15/2012                                      2,778
    5,400        Series A, 6.375% due 8/15/2012                           6,086
    5,000   South Carolina Jobs EDA, Residential Care Facilities
            Revenue Bonds (South Carolina Episcopal--
            Still Hopes Residence Project), Series A, 6.375%
            due 5/15/2032                                                 5,110
   10,608   South Carolina State Ports Authority, Ports
            Revenue Bonds, RIB, AMT, Series 1390X, 6.34%
            due 7/01/2026 (h)(n)                                         11,082

South Dakota--0.4%

    3,750   Pierre, South Dakota, School District Number 32-2,
            GO, 5.75% due 8/01/2010 (h)(j)                                4,005
    1,740   South Dakota Housing Development Authority,
            Homeownership Revenue Bonds, AMT, Series C,
            5.375% due 5/01/2018                                          1,770

Tennessee--1.6%

            Chattanooga, Tennessee, IDB, Lease Rent Revenue
            Bonds (Southside Redevelopment Corporation) (c):
    4,485        5.75% due 10/01/2017                                     4,772
    3,740        5.75% due 10/01/2018                                     3,979
    1,000   Johnson City, Tennessee, Health and Educational
            Facilities Board, Retirement Facility Revenue Bonds
            (Appalachian Christian Village Project), Series A,
            6.25% due 2/15/2032                                           1,025
    4,950   McMinn County, Tennessee, IDB, Solid Waste
            Revenue Bonds (Recycling Facility-Calhoun
            Newsprint), AMT, 7.40% due 12/01/2022                         5,023
    7,300   Shelby County, Tennessee, Health, Educational
            and Housing Facility Board, Hospital Revenue
            Refunding Bonds (Methodist Healthcare), 6.50%
            due 9/01/2012 (j)                                             8,282

Texas--13.2%

            Austin, Texas, Convention Center Revenue Bonds
            (Convention Enterprises Inc.), First Tier, Series A:
    5,300        6.60% due 1/01/2021                                      5,566
    2,300        6.70% due 1/01/2028                                      2,437
   10,630   Austin, Texas, Revenue Bonds (Town Lake Community
            Events Center Venue), 6.20% due 11/15/2009 (e)(j)            11,387



     Face
   Amount   Municipal Bonds                                            Value

Texas (continued)

            Bexar County, Texas, Health Facilities Development
            Corporation Revenue Refunding Bonds (Army
            Retirement Residence Project):
  $   600        6.125% due 7/01/2022                                $      631
    1,750        6.30% due 7/01/2032                                      1,842
    2,280   Brazos River Authority, Texas, PCR, Refunding
            (Texas Utility Company), AMT, Series A, 7.70%
            due 4/01/2033                                                 2,647
    4,250   Brazos River Authority, Texas, Revenue Refunding
            Bonds (Reliant Energy Inc. Project), Series B, 7.75%
            due 12/01/2018                                                4,548
    3,700   Brazos River, Texas, Harbor Navigation District,
            Brazoria County Environmental Revenue Refunding
            Bonds (Dow Chemical Company Project), AMT,
            Series A-7, 6.625% due 5/15/2033                              4,126
      885   Central Texas Housing Finance Corporation,
            S/F Mortgage Revenue Bonds (GNMA Mortgage
            Program), AMT, 8.20% due 6/28/2017 (b)(d)                       892
    8,110   Cypress-Fairbanks, Texas, Independent School District,
            GO, 5.25% due 2/15/2027                                       8,465
    3,620 Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Bonds (Learjet
            Inc.), AMT, Series A-1, 6.15% due 1/01/2016                   3,668
   18,250   Dallas-Fort Worth, Texas, International Airport
            Revenue Bonds, DRIVERS, AMT, Series 201, 7.672%
            due 11/01/2024 (e)(n)                                        20,157
    1,260   Fort Bend County, Texas, Municipal Utility District
            Number 23, GO, 6.625% due 9/01/2007 (j)(m)                    1,301
            Gregg County, Texas, Health Facilities Development
            Corporation, Hospital Revenue Bonds (Good Shepherd
            Medical Center Project) (m):
    1,000        6.875% due 10/01/2020                                    1,105
    3,500        6.375% due 10/01/2025                                    3,801
    5,465   Gulf Coast, Texas, Waste Disposal Authority Revenue
            Refunding Bonds (International Paper Company),
            AMT, Series A, 6.10% due 8/01/2024                            5,812
    9,430   Houston, Texas, Airport System Revenue Refunding
            Bonds, RIB, Series 1382X, 6.41% due 7/01/2018 (e)(n)          9,760
   10,000   Houston, Texas, Utility System Revenue Refunding
            Bonds, DRIVERS, Series 1076, 5.958%
            due 5/15/2012 (f)(n)                                         10,517
    4,000   Kerrville, Texas, Health Facilities Development
            Corporation, Hospital Revenue Bonds (Sid Peterson
            Memorial Hospital Project), 5.25% due 8/15/2021               4,035
    8,080   Matagorda County, Texas, Navigation District
            Number 1, Revenue Refunding Bonds (Reliant Energy
            Inc.), Series C, 8% due 5/01/2029                             8,638
    7,350   Matagorda County, Texas, Port of Bay City Authority
            Revenue Bonds (Hoechst Celanese Corp. Project),
            AMT, 6.50% due 5/01/2026                                      7,519
    4,825   Port Corpus Christi, Texas, Individual Development
            Corporation, Environmental Facilities Revenue Bonds
            (Citgo Petroleum Corporation Project), AMT, 8.25%
            due 11/01/2031                                                5,027



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Texas (concluded)
  $ 1,000   Red River, Texas, Education Finance Revenue
            Bonds (Saint Mark's School-Texas Project), 6%
            due 8/15/2019                                            $    1,060
    1,095   South Plains, Texas, Housing Finance Corporation,
            S/F Mortgage Revenue Bonds, AMT, Series A, 7.30%
            due 9/01/2031 (i)                                             1,099
            Southeast Texas Housing Finance Corporation,
            Revenue Bonds, AMT (d)(l):
       85        Series A, 8% due 11/01/2025                                 86
      155        Series B, 8.50% due 11/01/2025                             157
            Tarrant County, Texas, Cultural Education Facilities
            Financing Corporation, Retirement Facilities Revenue
            Refunding Bonds (Northwest Senior Housing--
            Edgemere Project), Series A:
    2,200        6% due 11/15/2026                                        2,304
    3,000        6% due 11/15/2036                                        3,098
            Texas State Public Finance Authority, Building
            Revenue Bonds (h)(j):
    2,100        (General Services Commission Project), Series A,
                 6% due 2/01/2010                                         2,244
    1,000        (State Preservation Project), Series B, 6%
                 due 8/01/2009                                            1,060
   45,000   Texas State Turnpike Authority, Central Texas Turnpike
            System Revenue Bonds, First Tier, Series A, 5.75%
            due 8/15/2038 (c)                                            48,564
    4,930   Upper Trinity Regional Water District, Texas, Water
            Revenue Bonds (Regional Treated Water Supply
            System), Series A, 6% due 8/01/2010 (e)(j)                    5,307
            Webster, Texas, GO, COP, Series A (h):
    1,500        6% due 3/01/2010 (j)                                     1,605
      805        6% due 3/01/2021                                           858

Utah--0.1%

      880   Utah State, HFA, S/F Mortgage Revenue Refunding
            Bonds, AMT, Series C, Class III, 5.50% due 1/01/2018            893

Virginia--0.6%

    2,425   Chesterfield County, Virginia, IDA, PCR, Refunding
            (Virginia Electric and Power Company), Series B,
            5.875% due 6/01/2017                                          2,608
            Norfolk, Virginia, Redevelopment and Housing
            Authority, First Mortgage Revenue Bonds (Retirement
            Community), Series A:
      500        6% due 1/01/2025                                           513
    1,100        6.125% due 1/01/2035                                     1,125
    3,825   Pocahontas Parkway Association, Virginia, Toll
            Road Revenue Bonds, Senior-Series A, 5.50%
            due 8/15/2008 (j)                                             4,014



     Face
   Amount   Municipal Bonds                                            Value

Washington--1.5%

  $ 3,000   Port of Seattle, Washington, Special Facilities
            Revenue Bonds, Series A, 6% due 3/01/2010 (f)(j)         $    3,236
    3,010   Seattle, Washington, Drain and Wastewater Utility
            Revenue Bonds, 5.75% due 11/01/2022 (f)                       3,195
            Seattle, Washington, Housing Authority Revenue
            Bonds:
    2,750        (Newholly Project), AMT, 6.25% due 12/01/2035            2,795
    4,800        (Replacement Housing Project), 6.125%
                 due 12/01/2032                                           4,852
    7,750   Tacoma, Washington, Electric System
            Revenue Refunding Bonds, Series A, 5.75%
            due 1/01/2011 (h)(j)                                          8,385

Wisconsin--0.7%

    1,000   Wisconsin Housing and Economic Development
            Authority, Home Ownership Revenue Bonds, AMT,
            Series C, 6% due 9/01/2036                                    1,059
    1,960   Wisconsin State, GO, AMT, Series B, 6.20%
            due 11/01/2026 (f)                                            1,982
            Wisconsin State Health and Educational Facilities
            Authority Revenue Bonds (Synergyhealth Inc.):
    3,250        6% due 11/15/2023                                        3,460
    3,700        6% due 11/15/2032                                        3,925

Wyoming--0.6%

    8,400   Sweetwater County, Wyoming, PCR, Refunding
            (Idaho Power Company Project), Series A, 6.05%
            due 7/15/2026 (f)                                             8,581

Guam--0.0%

      115   Guam Housing Corporation, S/F Mortgage Revenue
            Bonds, AMT, Series A, 5.75% due 9/01/2031 (l)                   125

Puerto Rico--2.4%

    8,045   Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Bonds, 5.75% due 7/01/2022                                    8,544
   30,000   Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax and Capital Appreciation
            Revenue Bonds, Series A, 4.64% due 7/01/2032 (e)(p)           8,313
      785   Puerto Rico Commonwealth, Public Improvement,
            GO, Refunding, 5.70% due 7/01/2020 (f)                          835
   15,000   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series NN, 5.125% due 7/01/2029                       15,225
    2,000   Puerto Rico Industrial, Tourist, Educational,
            Medical and Environmental Control Facilities Revenue
            Bonds (Ascension Health), RIB, Series 377, 8%
            due 11/15/2030 (n)                                            2,328




MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (concluded)        National Portfolio    (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

U.S. Virgin Islands--0.6%

  $ 8,000   Virgin Islands Government Refinery
            Facilities, Revenue Refunding Bonds
            (Hovensa Coker Project), AMT, 6.50%
            due 7/01/2021                                            $    8,936

            Total Municipal Bonds
            (Cost--$1,367,296)--97.5%                                 1,412,597



         Shares
           Held   Short-Term Securities                                Value

   53,524   Merrill Lynch Institutional Tax-Exempt Fund,
            3.72% (q)(r)                                             $   53,524

            Total Short-Term Securities
            (Cost--$53,524)--3.7%                                        53,524

Total Investments (Cost--$1,420,820*)--101.2%                         1,466,121
Liabilities in Excess of Other Assets--(1.2%)                          (17,700)
                                                                     ----------
Net Assets--100.0%                                                   $1,448,421
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,420,686
                                                    ===============
    Gross unrealized appreciation                   $        53,242
    Gross unrealized depreciation                           (7,807)
                                                    ---------------
    Net unrealized appreciation                     $        45,435
                                                    ===============


(a) Escrowed to maturity.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) ACA Insured.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(q) Represents the current yield as of 6/30/2006.

(r) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund      51,601        $958


    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Assets and Liabilities
                                                                                 Short-Term          Insured           National
As of June 30, 2006                                                              Portfolio          Portfolio         Portfolio
Assets

       Investments in unaffiliated securities, at value*                    $   313,274,165    $   925,964,993    $ 1,412,597,547
       Investments in affiliated securities, at value**                          24,643,702          1,730,187         53,523,712
       Cash                                                                       1,487,065            116,946             17,042
       Receivables:
           Securities sold                                                            1,845            200,000         15,723,925
           Interest                                                               5,473,260         14,951,628         23,409,393
           Capital shares sold                                                       17,650          1,093,986          6,507,769
           Dividends                                                                     --             79,204                 --
       Prepaid expenses and other assets                                             44,313            784,731             75,693
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             344,942,000        944,921,675      1,511,855,081
                                                                            ---------------    ---------------    ---------------

Liabilities

       Payables:
           Securities purchased                                                   7,550,775          2,592,714         59,498,838
           Capital shares redeemed                                                  663,536          1,396,044          1,053,023
           Dividends to shareholders                                                263,135          1,069,216          1,831,670
           Investment adviser                                                        83,694            266,001            519,880
           Distributor                                                               36,157            126,068            247,205
           Other affiliates                                                          13,039             30,841             70,351
       Accrued expenses and other liabilities                                        68,475            147,535            212,991
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          8,678,811          5,628,419         63,433,958
                                                                            ---------------    ---------------    ---------------

Net Assets

       Net assets                                                           $   336,263,189    $   939,293,256    $ 1,448,421,123
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                         484,004          1,209,976            946,947
       Accumulated realized capital gains (losses)--net                         (7,674,452)          3,713,414       (48,606,905)
       Unrealized appreciation/depreciation--net                                (2,292,136)         21,220,388         45,301,474
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings (losses)--net                                 (9,482,584)         26,143,778        (2,358,484)
                                                                            ---------------    ---------------    ---------------
       Class A Common Stock, $.10 par value++                                     1,003,847          2,239,872          2,737,851
       Class B Common Stock, $.10 par value++++                                     240,493            865,614          1,295,487
       Class C Common Stock, $.10 par value++++++                                   648,984            794,670          1,345,637
       Class I Common Stock, $.10 par value++++++++                               1,511,078          8,323,342          8,599,072
       Paid-in capital in excess of par                                         342,341,371        900,925,980      1,436,801,560
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   336,263,189    $   939,293,256    $ 1,448,421,123
                                                                            ===============    ===============    ===============


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Assets and Liabilities (concluded)
                                                                                 Short-Term          Insured           National
As of June 30, 2006                                                              Portfolio          Portfolio         Portfolio
Net Asset Value

       Class A:
           Net assets                                                       $    99,293,080    $   172,082,773    $   283,813,966
                                                                            ===============    ===============    ===============
           Shares outstanding                                                    10,038,473         22,398,724         27,378,514
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.89    $          7.68    $         10.37
                                                                            ===============    ===============    ===============
       Class B:
           Net assets                                                       $    23,769,145    $    66,477,437    $   134,177,061
                                                                            ===============    ===============    ===============
           Shares outstanding                                                     2,404,927          8,656,137         12,954,871
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.88    $          7.68    $         10.36
                                                                            ===============    ===============    ===============
       Class C:
           Net assets                                                       $    63,867,991    $    61,046,215     $  139,446,596
                                                                            ===============    ===============    ===============
           Shares outstanding                                                     6,489,837          7,946,703         13,456,368
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.84    $          7.68    $         10.36
                                                                            ===============    ===============    ===============
       Class I:
           Net assets                                                       $   149,332,973    $   639,686,831    $   890,983,500
                                                                            ===============    ===============    ===============
           Shares outstanding                                                    15,110,784         83,233,423         85,990,721
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.88    $          7.69    $         10.36
                                                                            ===============    ===============    ===============
         * Identified cost                                                  $   315,566,301    $   904,744,605    $ 1,367,296,073
                                                                            ===============    ===============    ===============
        ** Identified cost for affiliated securities                        $    24,643,702    $     1,730,187    $    53,523,712
                                                                            ===============    ===============    ===============
        ++ Authorized shares--Class A                                           150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============
      ++++ Authorized shares--Class B                                           150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
    ++++++ Authorized shares--Class C                                           150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
  ++++++++ Authorized shares--Class I                                           150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Operations
                                                                                 Short-Term          Insured           National
For the Year Ended June 30, 2006                                                 Portfolio          Portfolio         Portfolio
Investment Income

       Interest                                                             $    11,460,839    $    47,295,129    $    77,504,312
       Dividends*                                                                   767,668          1,287,310            958,049
       Other                                                                             --             88,524                 --
                                                                            ---------------    ---------------    ---------------
       Total income                                                              12,228,507         48,670,963         78,462,361
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                   1,326,737          3,666,253          6,872,089
       Account maintenance and distribution fees--Class B                           106,713            593,490          1,182,588
       Account maintenance and distribution fees--Class C                           267,585            507,578            985,685
       Account maintenance fees--Class A                                            120,784            454,456            645,823
       Accounting services                                                          136,494            296,614            408,496
       Transfer agent fees--Class I                                                  60,614            219,323            140,091
       Transfer agent fees--Class A                                                  43,693             58,722            489,694
       Custodian fees                                                                34,997             59,696             87,169
       Registration fees                                                             52,964             50,958             58,792
       Transfer agent fees--Class B                                                  13,614             32,008            100,126
       Professional fees                                                             39,409             59,514             73,647
       Printing and shareholder reports                                              18,566             44,668             61,897
       Transfer agent fees--Class C                                                  34,193             25,234             78,363
       Pricing services                                                              11,552             22,435             55,698
       Directors' fees and expenses                                                   9,713             20,718             28,283
       Other                                                                         23,069             35,190             39,806
                                                                            ---------------    ---------------    ---------------
       Total expenses before waiver                                               2,300,697          6,146,857         11,308,247
       Waiver of expenses                                                          (54,478)           (21,069)           (63,071)
                                                                            ---------------    ---------------    ---------------
       Total expenses after waiver                                                2,246,219          6,125,788         11,245,176
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     9,982,288         42,545,175         67,217,185
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                     (2,592,944)          6,488,312         12,459,289
           Forward interest rate swaps--net                                              --            774,863                 --
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                          (2,592,944)          7,263,175         12,459,289
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (1,927,943)       (43,885,400)       (53,403,444)
           Forward interest rate swaps--net                                              --            296,964                 --
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized depreciation--net                             (1,927,943)       (43,588,436)       (53,403,444)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (4,520,887)       (36,325,261)       (40,944,155)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     5,461,401    $     6,219,914    $    26,273,030
                                                                            ===============    ===============    ===============
           * Dividends from affiliates                                      $       767,668    $       280,283    $       958,049
                                                                            ===============    ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Changes in Net Assets                                                                          Short-Term Portfolio
                                                                                                        For the Year Ended
                                                                                                             June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $     9,982,288    $    10,048,780
       Realized loss--net                                                                          (2,592,944)        (3,447,006)
       Change in unrealized depreciation--net                                                      (1,927,943)            505,798
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,461,401          7,107,572
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (3,080,084)        (3,411,719)
           Class B                                                                                   (696,530)          (770,673)
           Class C                                                                                 (1,751,261)        (1,822,838)
           Class I                                                                                 (4,454,151)        (4,042,560)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (9,982,026)       (10,047,790)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (118,737,525)      (233,513,320)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (123,258,150)      (236,453,538)
       Beginning of year                                                                           459,521,339        695,974,877
                                                                                               ---------------    ---------------
       End of year*                                                                            $   336,263,189    $   459,521,339
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       484,004    $       483,742
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Changes in Net Assets (continued)                                                                 Insured Portfolio
                                                                                                        For the Year Ended
                                                                                                             June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $    42,545,175    $    47,460,598
       Realized gain--net                                                                            7,263,175         16,055,264
       Change in unrealized appreciation/depreciation--net                                        (43,588,436)         25,687,582
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,219,914         89,203,444
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (7,533,857)        (7,853,231)
           Class B                                                                                 (2,879,619)        (3,953,506)
           Class C                                                                                 (2,276,067)        (2,393,785)
           Class I                                                                                (29,830,404)       (33,236,480)
       Realized gain--net:
           Class A                                                                                   (682,505)                 --
           Class B                                                                                   (295,880)                 --
           Class C                                                                                   (235,289)                 --
           Class I                                                                                 (2,535,229)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (46,268,850)       (47,437,002)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (66,044,701)       (86,014,174)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (106,093,637)       (44,247,732)
       Beginning of year                                                                         1,045,386,893      1,089,634,625
                                                                                               ---------------    ---------------
       End of year*                                                                            $   939,293,256    $ 1,045,386,893
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,209,976    $     1,184,748
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Changes in Net Assets (concluded)                                                                National Portfolio
                                                                                                        For the Year Ended
                                                                                                             June 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $    67,217,185    $    68,690,786
       Realized gain--net                                                                           12,459,289         11,191,578
       Change in unrealized appreciation--net                                                     (53,403,444)         39,336,379
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         26,273,030        119,218,743
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (11,906,520)       (10,680,106)
           Class B                                                                                 (6,469,017)        (8,386,163)
           Class C                                                                                 (4,988,554)        (3,829,101)
           Class I                                                                                (43,778,940)       (45,655,416)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (67,143,031)       (68,550,786)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                46,489,740       (15,324,652)
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                  5,619,739         35,343,305
       Beginning of year                                                                         1,442,801,384      1,407,458,079
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,448,421,123    $ 1,442,801,384
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       946,947    $       872,793
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights                                                                                         Short-Term Portfolio

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.00 $  10.06 $  10.18  $  10.14 $  10.06   $  10.00  $  10.05 $  10.17 $  10.13  $  10.06
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net                .26++    .18++    .17++     .24++      .32      .23++     .15++    .14++    .21++       .29
Realized and unrealized gain
(loss)--net                           (.11)    (.06)    (.12)       .04      .08      (.12)     (.05)    (.12)      .04       .07
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .15      .12      .05       .28      .40        .11       .10      .02      .25       .36
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                           (.26)    (.18)    (.17)     (.24)    (.32)      (.23)     (.15)    (.14)    (.21)     (.29)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $    9.89 $  10.00 $  10.06  $  10.18 $  10.14   $   9.88  $  10.00 $  10.05 $  10.17  $  10.13
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.47%    1.20%     .50%     2.77%    3.99%      1.11%     1.04%     .24%    2.51%     3.62%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .54%     .53%     .52%      .52%     .56%       .80%      .79%     .77%     .78%      .82%
                                  ==============================================   ==============================================
Expenses                               .55%     .54%     .53%      .53%     .56%       .81%      .80%     .78%     .79%      .82%
                                  ==============================================   ==============================================
Investment income--net                2.55%    1.76%    1.68%     2.31%    3.13%      2.28%     1.50%    1.43%    2.10%     2.87%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  99,293 $141,172 $244,741  $248,454 $140,744   $ 23,769  $ 38,565 $ 63,135 $ 83,886  $ 81,967
                                  ==============================================   ==============================================
Portfolio turnover                   82.77%   87.42%   69.08%    44.61%   74.74%     82.77%    87.42%   69.08%   44.61%    74.74%
                                  ==============================================   ==============================================

    * Total investment returns exclude the effects of sales charges.

   ++ Based on average shares outstanding.

      See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (continued)                                                                             Short-Term Portfolio

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $    9.95 $  10.01 $  10.13  $  10.09 $  10.01   $   9.99  $  10.05 $  10.17 $  10.13  $  10.05
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net                .23++    .15++    .14++     .19++      .29      .27++     .19++    .18++    .27++       .34
Realized and unrealized gain
(loss)--net                           (.11)    (.06)    (.12)       .06      .08      (.11)     (.06)    (.12)      .02       .08
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .12      .09      .02       .25      .37        .16       .13      .06      .29       .42
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                           (.23)    (.15)    (.14)     (.21)    (.29)      (.27)     (.19)    (.18)    (.25)     (.34)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $    9.84 $   9.95 $  10.01  $  10.13 $  10.09   $   9.88  $   9.99 $  10.05 $  10.17  $  10.13
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.21%     .94%     .23%     2.52%    3.72%      1.57%     1.30%     .59%    2.87%     4.10%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .80%     .79%     .77%      .78%     .82%       .44%      .43%     .42%     .42%      .46%
                                  ==============================================   ==============================================
Expenses                               .81%     .80%     .78%      .79%     .82%       .45%      .44%     .43%     .43%      .46%
                                  ==============================================   ==============================================
Investment income--net                2.29%    1.51%    1.42%     1.92%    2.91%      2.66%     1.88%    1.78%    2.44%     3.30%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  63,868 $ 92,907 $144,656  $135,782  $ 1,596   $149,333  $186,877 $243,443 $251,137  $204,936
                                  ==============================================   ==============================================
Portfolio turnover                   82.77%   87.42%   69.08%    44.61%   74.74%     82.77%    87.42%   69.08%   44.61%    74.74%
                                  ==============================================   ==============================================

   * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
     Class I Shares are no longer subject to any front-end sales charge.

  ++ Based on average shares outstanding.

     See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (continued)                                                                                Insured Portfolio

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $    8.00 $   7.70 $   8.07  $   7.79 $   7.69   $   7.99  $   7.69 $   8.07 $   7.79  $   7.68
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net              .33++++  .34++++  .38++++   .39++++      .39    .29++++   .30++++  .34++++  .35++++       .36
Realized and unrealized gain
(loss)--net                           (.29)      .30    (.37)       .28      .10      (.28)       .30    (.38)      .28       .11
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .04      .64      .01       .67      .49        .01       .60    (.04)      .63       .47
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
     Investment income--net           (.33)    (.34)    (.38)     (.39)    (.39)      (.29)     (.30)    (.34)    (.35)     (.36)
     Realized gain--net               (.03)       --       --        --     --++      (.03)        --       --       --      --++
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.36)    (.34)    (.38)     (.39)    (.39)      (.32)     (.30)    (.34)    (.35)     (.36)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $    7.68 $   8.00  $  7.70  $   8.07 $   7.79   $   7.68  $   7.99 $   7.69 $   8.07  $   7.79
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                              .44%    8.47%     .10%     8.77%    6.63%       .05%     7.93%   (.53%)    8.21%     6.23%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .70%     .71%     .71%      .71%     .72%      1.21%     1.21%    1.21%    1.22%     1.23%
                                  ==============================================   ==============================================
Expenses                               .71%     .71%     .71%      .71%     .72%      1.21%     1.22%    1.22%    1.22%     1.23%
                                  ==============================================   ==============================================
Investment income--net                4.15%    4.33%    4.79%     4.88%    5.10%      3.64%     3.83%    4.29%    4.38%     4.58%
                                  ==============================================   ==============================================

Supplemental Data
Net assets, end of year
(in thousands)                    $ 172,083 $182,216 $183,007  $187,805 $161,110   $ 66,477  $ 91,355 $111,524 $160,177  $182,241
                                  ==============================================   ==============================================
Portfolio turnover                   48.96%   55.00%   49.27%    38.17%   32.78%     48.96%    55.00%   49.27%   38.17%    32.78%
                                  ==============================================   ==============================================

     * Total investment returns exclude the effects of sales charges.

    ++ Amount is less than $(.01) per share.

  ++++ Based on average shares outstanding.

       See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (continued)                                                                                Insured Portfolio

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $    8.00 $   7.69 $   8.07  $   7.79 $   7.68   $   8.00  $   7.70 $   8.07 $   7.80  $   7.69
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net              .28++++  .30++++  .33++++   .34++++      .35    .35++++   .36++++  .40++++  .41++++       .41
Realized and unrealized gain
(loss)--net                           (.29)      .31    (.38)       .28      .11      (.28)       .30    (.37)      .27       .11
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations      (.01)      .61    (.05)       .62      .46        .07       .66      .03      .68       .52
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
       Investment income--net         (.28)    (.30)    (.33)     (.34)    (.35)      (.35)     (.36)    (.40)    (.41)     (.41)
       Realized gain--net             (.03)       --       --        --     --++      (.03)        --       --       --      --++
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.31)    (.30)    (.33)     (.34)    (.35)      (.38)     (.36)    (.40)    (.41)     (.41)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $    7.68 $   8.00 $   7.69  $   8.07 $   7.79   $   7.69  $   8.00 $   7.70 $   8.07  $   7.80
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                            (.12%)    8.01%   (.58%)     8.16%    6.18%       .82%     8.74%     .35%    8.88%     7.03%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver               1.26%    1.26%    1.26%     1.27%    1.28%       .45%      .46%     .46%     .46%      .47%
                                  ==============================================   ==============================================
Expenses                              1.26%    1.27%    1.27%     1.27%    1.28%       .46%      .46%     .46%     .46%      .47%
                                  ==============================================   ==============================================
Investment income--net                3.59%    3.77%    4.23%     4.31%    4.56%      4.40%     4.58%    5.04%    5.13%     5.35%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  61,046 $ 64,682 $ 61,794  $ 66,089 $ 34,541   $639,687  $707,134 $733,310 $855,757  $878,018
                                  ==============================================   ==============================================
Portfolio turnover                   48.96%   55.00%   49.27%    38.17%   32.78%     48.96%    55.00%   49.27%   38.17%    32.78%
                                  ==============================================   ==============================================

     * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
       Class I Shares are no longer subject to any front-end sales charge.

    ++ Amount is less than $(.01) per share.

  ++++ Based on average shares outstanding.

       See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (continued)                                                                               National Portfolio

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.67 $  10.29 $  10.54  $  10.27 $  10.15   $  10.66  $  10.28 $  10.53 $  10.26  $  10.14
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net               .49+++   .50+++   .52+++    .53+++      .53     .43+++    .45+++   .47+++   .48+++       .53
Realized and unrealized gain
(loss)--net                           (.30)      .38    (.25)       .27      .12      (.30)       .38    (.26)      .27       .12
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .19      .88      .27       .80      .65        .13       .83      .21      .75       .65
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
       Investment income--net         (.49)    (.50)    (.52)     (.53)    (.53)      (.43)     (.45)    (.46)    (.48)     (.53)
       Realized gain--net                --       --       --        --     --++         --        --       --       --      --++
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.49)    (.50)    (.52)     (.53)    (.53)      (.43)     (.45)    (.46)    (.48)     (.53)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   10.37 $  10.67 $  10.29  $  10.54 $  10.27   $  10.36  $  10.66 $  10.28 $  10.53  $  10.26
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.77%    8.73%    2.62%     7.98%    6.72%      1.25%     8.18%    2.10%    7.43%     6.18%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .83%     .84%     .85%      .84%     .87%      1.34%     1.35%    1.35%    1.34%     1.38%
                                  ==============================================   ==============================================
Expenses                               .84%     .85%     .85%      .84%     .87%      1.35%     1.36%    1.36%    1.35%     1.38%
                                  ==============================================   ==============================================
Investment income--net                4.61%    4.76%    4.97%     5.10%    5.30%      4.11%     4.27%    4.47%    4.59%     4.80%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 283,814 $248,231 $207,376  $200,108 $137,225   $134,177  $177,553 $217,814 $321,477  $295,827
                                  ==============================================   ==============================================
Portfolio turnover                   65.46%   35.28%   22.46%    37.75%   35.75%     65.46%    35.28%   22.46%   37.75%    35.75%
                                  ==============================================   ==============================================

     * Total investment returns exclude the effects of sales charges.

    ++ Amount is less than $(.01) per share.

   +++ Based on average shares outstanding.

       See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (concluded)                                                                               National Portfolio

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.66 $  10.29 $  10.54  $  10.26 $  10.14   $  10.66  $  10.29 $  10.54 $  10.26  $  10.14
                                  ----------------------------------------------   ----------------------------------------------
Investment income--net               .43+++   .44+++   .46+++    .47+++      .53     .51+++    .53+++   .55+++   .56+++       .62
Realized and unrealized gain
(loss)--net                           (.29)      .37    (.25)       .28      .12      (.30)       .37    (.25)      .28       .12
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations        .14      .81      .21       .75      .65        .21       .90      .30      .84       .74
                                  ----------------------------------------------   ----------------------------------------------
Less dividends and distributions:
       Investment income--net         (.44)    (.44)    (.46)     (.47)    (.53)      (.51)     (.53)    (.55)    (.56)     (.62)
       Realized gain--net                --       --       --        --     --++         --        --       --       --      --++
                                  ----------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.44)    (.44)    (.46)     (.47)    (.53)      (.51)     (.53)    (.55)    (.56)     (.62)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   10.36 $  10.66 $  10.29  $  10.54 $  10.26   $  10.36  $  10.66 $  10.29 $  10.54  $  10.26
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.20%    8.02%    2.05%     7.48%    6.13%      2.02%     8.89%    2.88%    8.34%     6.98%
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver               1.39%    1.40%    1.40%     1.39%    1.43%       .58%      .59%     .60%     .59%      .62%
                                  ==============================================   ==============================================
Expenses                              1.40%    1.41%    1.41%     1.40%    1.43%       .59%      .60%     .60%     .59%      .62%
                                  ==============================================   ==============================================
Investment income--net                4.05%    4.20%    4.42%     4.54%    4.76%      4.87%     5.02%    5.23%    5.35%     5.55%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 139,447 $107,893 $ 74,849  $ 77,906 $ 52,822   $890,984  $909,125 $907,419 $624,192  $626,935
                                  ==============================================   ==============================================
Portfolio turnover                   65.46%   35.28%   22.46%    37.75%   35.75%     65.46%    35.28%   22.46%   37.75%    35.75%
                                  ==============================================   ==============================================

     * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
       Class I Shares are no longer subject to any front-end sales charge.

    ++ Amount is less than $(.01) per share.

   +++ Based on average shares outstanding.

       See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements


1.  Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") (consisting of Merrill Lynch Short-Term Portfolio, Merrill Lynch Insured Portfolio and Merrill Lynch National Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund's Portfolios offer multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(h) Insurance--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Portfolio.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, with respect to the National Portfolio, $5,213,815 has been reclassified between paid-in capital in excess of par and accumulated realized net capital losses as a result of a permanent difference attributable to expired capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                              Rate of Advisory Fee

Aggregate of Average Daily
Net Assets of the Three               Short-Term    Insured      National
Combined Portfolios                   Portfolio    Portfolio    Portfolio

Not exceeding $250 million                 .40 %        .40 %        .50 %
In excess of $250 million but
   not exceeding $400 million              .375         .375         .475
In excess of $400 million but
   not exceeding $550 million              .35          .375         .475
In excess of $550 million but
   not exceeding $1.5 billion              .325         .375         .475
In excess of $1.5 billion                  .325         .35          .475


FAM has agreed to waive its advisory fee for each Portfolio by the amount of advisory fee each Portfolio pays to FAM indirectly through each Portfolio's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended June 30, 2006, FAM waived Short-Term Portfolio, Insured Portfolio and National Portfolio in the amounts of $54,478, $21,069 and $63,071, respectively.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                    Account Maintenance Fees

                              Class A        Class B        Class C

Short-Term Portfolio             .10%           .15%           .15%
Insured Portfolio                .25%           .25%           .25%
National Portfolio               .25%           .25%           .25%


                                        Distribution Fees

                              Class A        Class B        Class C

Short-Term Portfolio               --           .20%           .20%
Insured Portfolio                  --           .50%           .55%
National Portfolio                 --           .50%           .55%



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:


                                   FAMD                   MLPF&S

                            Class A    Class I       Class A    Class I

Short-Term Portfolio       $    674   $  1,179     $   8,156   $ 13,664
Insured Portfolio          $  6,382   $  6,036     $  54,940   $ 28,261
National Portfolio         $ 24,853   $ 12,519     $ 196,084   $ 35,347


For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $197,335 relating to transactions in Class B Shares, amounting to $36,726, $65,081 and $95,528 in the Short-Term, Insured and National Portfolios, respectively, and $39,046 relating to transactions in Class C Shares, amounting to $8,865, $4,633 and $25,548 in the Short-Term, Insured and National Portfolios, respectively.

Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:


                                         Class A           Class I

Short-Term Portfolio                     $     8              --
National Portfolio                       $22,586             $58


In addition, MLPF&S received $642 and $1,775 in commissions on the execution of portfolio security transactions for the Insured Portfolio and National Portfolio, respectively, for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund reimbursed FAM $8,751, $22,357 and $31,827 in the Short-Term, Insured and National Portfolios, respectively, for certain accounting services.


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were as follows:


                                        Purchases               Sales

Short-Term Portfolio                   $287,270,083          $343,448,147
Insured Portfolio                      $483,371,701          $561,332,214
National Portfolio                     $954,193,667          $907,474,997


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended June 30, 2006 and June 30, 2005 were $(118,737,525) and $(233,513,320), respectively, for the Short-Term Portfolio; $(66,044,701) and $(86,014,174), respectively, for the Insured Portfolio; and $46,489,740 and $(15,324,652), respectively, for the National Portfolio.


Transactions in capital shares for each class were as follows:


Short-Term Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  821,123     $    8,169,499
Automatic conversion of shares               145,897          1,206,454
Shares issued to shareholders in
   reinvestment of dividends                 121,345          1,449,949
                                      --------------     --------------
Total issued                               1,088,365         10,825,902
Shares redeemed                          (5,163,012)       (51,318,356)
                                      --------------     --------------
Net decrease                             (4,074,647)     $ (40,492,454)
                                      ==============     ==============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                3,374,057     $   33,962,460
Automatic conversion of shares               146,594          1,473,218
Shares issued to shareholders in
   reinvestment of dividends                 184,448          1,850,964
                                      --------------     --------------
Total issued                               3,705,099         37,286,642
Shares redeemed                         (13,930,419)      (139,907,342)
                                      --------------     --------------
Net decrease                            (10,225,320)     $(102,620,700)
                                      ==============     ==============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                   38,884     $      386,427
Shares issued to shareholders in
   reinvestment of dividends                  44,426            441,220
                                      --------------     --------------
Total issued                                  83,310            827,647
                                      --------------     --------------
Automatic conversion of shares             (121,450)        (1,206,454)
Shares redeemed                          (1,415,324)       (14,064,507)
                                      --------------     --------------
Total redeemed                           (1,536,774)       (15,270,961)
                                      --------------     --------------
Net decrease                             (1,453,464)     $ (14,443,314)
                                      ==============     ==============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  269,378     $    2,707,532
Shares issued to shareholders in
   reinvestment of dividends                  48,450            485,847
                                      --------------     --------------
Total issued                                 317,828          3,193,379
                                      --------------     --------------
Automatic conversion of shares             (146,687)        (1,473,218)
Shares redeemed                          (2,595,792)       (26,034,176)
                                      --------------     --------------
Total redeemed                           (2,742,479)       (27,507,394)
                                      --------------     --------------
Net decrease                             (2,424,651)     $ (24,314,015)
                                      ==============     ==============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  611,352     $    6,048,208
Shares issued to shareholders in
   reinvestment of dividends                 115,698          1,143,935
                                      --------------     --------------
Total issued                                 727,050          7,192,143
Shares redeemed                          (3,572,643)       (35,353,144)
                                      --------------     --------------
Net decrease                             (2,845,593)     $ (28,161,001)
                                      ==============     ==============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,680,127     $   16,793,553
Shares issued to shareholders in
   reinvestment of dividends                 117,775          1,175,754
                                      --------------     --------------
Total issued                               1,797,902         17,969,307
Shares redeemed                          (6,920,737)       (69,093,002)
                                      --------------     --------------
Net decrease                             (5,122,835)     $ (51,123,695)
                                      ==============     ==============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,502,926     $   14,921,923
Shares issued to shareholders in
   reinvestment of dividends                 260,966          2,590,922
                                      --------------     --------------
Total issued                               1,763,892         17,512,845
Shares redeemed                          (5,351,695)       (53,153,601)
                                      --------------     --------------
Net decrease                             (3,587,803)     $ (35,640,756)
                                      ==============     ==============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                2,389,803     $   23,968,954
Shares issued to shareholders in
   reinvestment of dividends                 246,614          2,472,327
                                      --------------     --------------
Total issued                               2,636,417         26,441,281
Shares redeemed                          (8,166,900)       (81,896,191)
                                      --------------     --------------
Net decrease                             (5,530,483)     $ (55,454,910)
                                      ==============     ==============



Insured Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,348,298     $   10,584,431
Automatic conversion of shares               981,047          7,688,689
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             509,243          3,992,856
                                      --------------     --------------
Total issued                               2,838,588         22,265,976
Shares redeemed                          (3,222,764)       (25,174,807)
                                      --------------     --------------
Net decrease                               (384,176)     $  (2,908,831)
                                      ==============     ==============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,066,208     $    8,437,549
Automatic conversion of shares             1,094,647          8,649,488
Shares issued to shareholders in
   reinvestment of dividends                 495,949          3,921,138
                                      --------------     --------------
Total issued                               2,656,804         21,008,175
Shares redeemed                          (3,656,199)       (28,860,424)
                                      --------------     --------------
Net decrease                               (999,395)     $  (7,852,249)
                                      ==============     ==============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  236,379     $    1,852,684
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             174,687          1,370,101
                                      --------------     --------------
Total issued                                 411,066          3,222,785
                                     ---------------    ---------------
Automatic conversion of shares             (981,283)        (7,688,689)
Shares redeemed                          (2,200,222)       (17,243,259)
                                      --------------     --------------
Total redeemed                           (3,181,505)       (24,931,948)
                                      --------------     --------------
Net decrease                             (2,770,439)     $ (21,709,163)
                                      ==============     ==============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  283,542     $    2,237,673
Shares issued to shareholders in
   reinvestment of dividends                 218,648          1,727,424
                                      --------------     --------------
Total issued                                 502,190          3,965,097
                                      --------------     --------------
Automatic conversion of shares           (1,094,676)        (8,649,488)
Shares redeemed                          (2,479,128)       (19,581,853)
                                      --------------     --------------
Total redeemed                           (3,573,804)       (28,231,341)
                                      --------------     --------------
Net decrease                             (3,071,614)     $ (24,266,244)
                                      ==============     ==============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,343,228     $   10,538,215
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             162,002          1,270,193
                                      --------------     --------------
Total issued                               1,505,230         11,808,408
Shares redeemed                          (1,646,563)       (12,894,237)
                                      --------------     --------------
Net decrease                               (141,333)     $  (1,085,829)
                                      ==============     ==============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,281,216     $   10,135,537
Shares issued to shareholders in
   reinvestment of dividends                 162,591          1,285,374
                                      --------------     --------------
Total issued                               1,443,807         11,420,911
Shares redeemed                          (1,386,798)       (10,955,958)
                                      --------------     --------------
Net increase                                  57,009     $      464,953
                                      ==============     ==============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,459,336     $   11,434,123
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,775,119         13,924,940
                                      --------------     --------------
Total issued                               3,234,455         25,359,063
Shares redeemed                          (8,382,862)       (65,699,941)
                                      --------------     --------------
Net decrease                             (5,148,407)     $ (40,340,878)
                                      ==============     ==============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,160,854     $    9,184,822
Shares issued to shareholders in
   reinvestment of dividends               1,785,849         14,124,090
                                      --------------     --------------
Total issued                               2,946,703         23,308,912
Shares redeemed                          (9,826,814)       (77,669,546)
                                      --------------     --------------
Net decrease                             (6,880,111)     $ (54,360,634)
                                      ==============     ==============



National Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,809,040     $   60,821,050
Automatic conversion of shares             1,794,525         18,842,536
Shares issued to shareholders in
   reinvestment of dividends                 547,471          5,750,522
                                      --------------     --------------
Total issued                               8,151,036         85,414,108
Shares redeemed                          (4,046,647)       (42,487,976)
                                      --------------     --------------
Net increase                               4,104,389     $   42,926,132
                                      ==============     ==============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                5,528,841     $   58,067,896
Automatic conversion of shares             1,765,411         18,581,047
Shares issued to shareholders in
   reinvestment of dividends                 477,278          5,031,328
                                      --------------     --------------
Total issued                               7,771,530         81,680,271
Shares redeemed                          (4,647,158)       (48,641,136)
                                      --------------     --------------
Net increase                               3,124,372     $   33,039,135
                                      ==============     ==============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  738,406     $    7,749,159
Shares issued to shareholders in
   reinvestment of dividends                 254,982          2,677,936
                                      --------------     --------------
Total issued                                 993,388         10,427,095
                                      --------------     --------------
Automatic conversion of shares           (1,796,012)       (18,842,536)
Shares redeemed                          (2,903,855)       (30,484,753)
                                      --------------     --------------
Total redeemed                           (4,699,867)       (49,327,289)
                                      --------------     --------------
Net decrease                             (3,706,479)     $ (38,900,194)
                                      ==============     ==============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  628,757     $    6,605,915
Shares issued to shareholders in
   reinvestment of dividends                 330,341          3,477,776
                                      --------------     --------------
Total issued                                 959,098         10,083,691
                                      --------------     --------------
Automatic conversion of shares           (1,766,807)       (18,581,047)
Shares redeemed                          (3,712,735)       (39,022,894)
                                      --------------     --------------
Total redeemed                           (5,479,542)       (57,603,941)
                                      --------------     --------------
Net decrease                             (4,520,444)     $ (47,520,250)
                                      ==============     ==============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                4,865,773     $   51,061,570
Shares issued to shareholders in
   reinvestment of dividends                 296,743          3,115,813
                                      --------------     --------------
Total issued                               5,162,516         54,177,383
                                      --------------     --------------
Shares redeemed                          (1,825,533)       (19,143,539)
                                      --------------     --------------
Net increase                               3,336,983     $   35,033,844
                                      ==============     ==============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                4,140,886     $   43,609,428
Shares issued to shareholders in
   reinvestment of dividends                 217,764          2,295,644
                                      --------------     --------------
Total issued                               4,358,650         45,905,072
Shares redeemed                          (1,514,374)       (15,959,537)
                                      --------------     --------------
Net increase                               2,844,276     $   29,945,535
                                      ==============     ==============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,928,015     $   62,151,396
Shares issued to shareholders in
   reinvestment of dividends               2,713,665         28,501,117
                                      --------------     --------------
Total issued                               8,641,680         90,652,513
Shares redeemed                          (7,929,485)       (83,222,555)
                                      --------------     --------------
Net increase                                 712,195     $    7,429,958
                                      ==============     ==============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                2,524,187     $   26,563,911
Shares issued to shareholders in
   reinvestment of dividends               2,816,177         29,669,505
                                      --------------     --------------
Total issued                               5,340,364         56,233,416
Shares redeemed                          (8,272,425)       (87,022,488)
                                      --------------     --------------
Net decrease                             (2,932,061)     $ (30,789,072)
                                      ==============     ==============



5. Short-Term Borrowings:
The Fund, on behalf of the Portfolios, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2006.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (concluded)


6. Distributions to Shareholders:

Short-Term Portfolio

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005
Distributions paid from:

   Tax-exempt income                  $    9,982,026     $   10,047,790
                                      --------------     --------------
Total distributions                   $    9,982,026     $   10,047,790
                                      ==============     ==============


As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                     $      484,004
Undistributed long-term capital gains--net                           --
                                                         --------------
Total undistributed earnings--net                               484,004
Capital loss carryforward                                  (6,069,000)*
Unrealized losses--net                                    (3,897,588)**
                                                         --------------
Total accumulated losses--net                            $  (9,482,584)
                                                         ==============

 * On June 30, 2006, the Fund had a net capital loss carryforward of $6,069,000, of which $119,413 expires in 2008, $426,094 expires in 2009, $331,374 expires in 2012, $1,101,799 expires in 2013 and
   $4,090,320 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes.



Insured Portfolio

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005

Distributions paid from:
   Tax-exempt income                  $   42,519,947     $   47,437,002
   Net long-term capital gain              3,748,903                 --
                                      --------------     --------------
Total distributions                   $   46,268,850     $   47,437,002
                                      ==============     ==============


As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                     $    1,071,111
Undistributed long-term capital gains--net                    4,937,511
                                                         --------------
Total undistributed earnings--net                             6,008,622
Capital loss carryforward                                            --
Unrealized gains_net                                        20,135,156*
                                                         --------------
Total accumulated earnings--net                          $   26,143,778
                                                         ==============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax deferral of losses on straddles.


National Portfolio

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005
Distributions paid from:
   Tax-exempt income                  $   67,143,031     $   68,550,786
                                      --------------     --------------
Total distributions                   $   67,143,031     $   68,550,786
                                      ==============     ==============


As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                     $      813,769
Undistributed long-term capital gains--net                           --
                                                         --------------
Total undistributed earnings--net                               813,769
Capital loss carryforward                                 (47,456,586)*
Unrealized gains--net                                      44,284,333**
                                                         --------------
Total accumulated losses--net                            $  (2,358,484)
                                                         ==============

 * On June 30, 2006, the Fund had a net capital loss carryforward of $47,456,586, of which $18,431,171 expires in 2007, $26,046,752 expires in 2009, $444,566 expires in 2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


7. Plan of Reorganization:
On May 12, 2006, the Board of Directors of Short-Term Portfolio of Merrill Lynch Municipal Bond Fund, Inc. (the "Portfolio") approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Portfolio will acquire substantially all of the assets and assume substantially all of the liabilities of BlackRock Ultra Short Municipal Portfolio in exchange for newly issued shares of the Portfolio.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Municipal Bond Fund, Inc. (the "Funds") comprising the Short-Term, Insured and National Portfolios as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006



Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Municipal Bond Fund, Inc. during the taxable year ended June 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, Insured Portfolio of Merrill Lynch Municipal Bond Fund, Inc. distributed long-term capital gains of $.029443 per share to shareholders of record on December 19, 2005.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement - Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund on behalf of each Portfolio and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by each Portfolio's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding each Portfolio. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including a proposed reorganization in which Short-Term Portfolio would acquire the assets and liabilities of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds, on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Portfolio and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Portfolio should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Portfolios as investment products;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Portfolio's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in November 2005, the Board performed, on behalf of each Portfolio, a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Portfolio; and that the advisory and/or management fees paid by each Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result no Portfolio would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Portfolio were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Portfolio; (b) operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials were prepared separately for each Portfolio, and included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Portfolio's portfolio management team on investment strategies used by the Portfolio during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund/Portfolio; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Portfolio.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Portfolio, and that the New Investment Advisory Agreement should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Investment Adviser and each Portfolio receive services as part of the Merrill Lynch complex. The Board compared each Portfolio's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Portfolio. The directors considered the fact that it was being proposed that Short-Term Portfolio acquire the assets and liabilities of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds, as part of a reorganization.

The directors were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Portfolio under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Portfolio under the New Investment Advisory Agreement.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared each Portfolio's total expenses to those of other comparable funds. The information showed that each Portfolio had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to each Portfolio. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to each Portfolio, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and each Portfolio.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and each Portfolio. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in each Portfolio's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Portfolio to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund/Portfolios appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, each Portfolio's total advisory fees would be no higher than its fees under the Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Portfolio were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Portfolio would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for each Portfolio. The directors compared each Portfolio's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed each Portfolio's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The
Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of each Portfolio.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that for each Portfolio the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment
Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock
Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that each Portfolio operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of a Portfolio during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser or any Portfolio. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in any Portfolio's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that each Portfolio operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Portfolio's operations and administration and the BlackRock Subadviser would provide advisory services to the Portfolio under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that no Portfolio's total advisory fees would increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by each Portfolio to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


Officers and Directors
                                                                                                 Number of
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds           131 Funds       None
P.O. Box 9011           and          present   since 2005; President and Chief Investment        178 Portfolios
Princeton,              Director               Officer of MLIM and FAM since 2001; Co-Head
NJ 08543-9011                                  (Americas Region) thereof from 2000 to 2001
Age: 51                                        and Senior Vice President from 1999 to 2001;
                                               President and Director of Princeton Services,
                                               Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Officers and Directors (continued)
                                                                                                 Number of
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Independent Directors*


Ronald W. Forbes**      Director     1997 to   Professor Emeritus of Finance, School of          49 Funds        None
P.O. Box 9095                        present   Business, State University of New York at         51 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 65                                        Urban Institute, Washington D.C. from 1995
                                               to 1999.


Cynthia A. Montgomery   Director     1994 to   Professor, Harvard Business School since          49 Funds        Newell
P.O. Box 9095                        present   1989; Associate Professor, J.L. Kellogg           51 Portfolios   Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                       (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 53                                        Professor, Graduate School of Business
                                               Administration, University of Michigan
                                               from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005;
                                               Director, McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to   Self-employed consultant since 2001;              49 Funds        None
P.O. Box 9095                        present   Counsel of Alliance Capital Management            51 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of Sanford
Age: 60                                        C. Bernstein & Co., Inc. (investment
                                               adviser/broker-dealer) from 1997 to
                                               2000; Secretary, Sanford C. Bernstein Fund,
                                               Inc. from 1994 to 2000; Director and Secretary
                                               of SCB, Inc. since 1998; Director and Secretary
                                               of SCB Partners, Inc. since 2000; and Director
                                               of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to   President, Middle East Institute, from            49 Funds        None
P.O. Box 9095                        present   1995 to 2001; Foreign Service Officer,            51 Portfolios
Princeton,                                     United States Foreign Service, from 1961
NJ 08543-9095                                  to 1995 and Career Minister from 1989 to
Age: 70                                        1995; Deputy Inspector General, U.S.
                                               Department of State, from 1991 to 1994;
                                               U.S. Ambassador to the Hashemite Kingdom
                                               of Jordan from 1987 to 1990.


Richard R. West         Director     1981 to   Professor of Finance from 1984 to 1995,           49 Funds        Bowne & Co.,
P.O. Box 9095                        present   Dean from 1984 to 1993 and since 1995             51 Portfolios   Inc. (financial
Princeton,                                     Dean Emeritus of New York University's                            printers);
NJ 08543-9095                                  Leonard N. Stern School of Business                               Vornado Realty
Age: 68                                        Administration.                                                   Trust (real
                                                                                                                 estate
                                                                                                                 company);
                                                                                                                 Alexander's,
                                                                                                                 Inc.
                                                                                                                 (real estate
                                                                                                                 company)


Edward D. Zinbarg       Director     2000 to   Self-employed financial consultant                49 Funds        None
P.O. Box 9095                        present   since 1994; Executive Vice President of           51 Portfolios
Princeton,                                     the Prudential Insurance Company of America
NJ 08543-9095                                  from 1988 to 1994; Former Director of
Age: 71                                        Prudential Reinsurance Company and former
                                               Trustee of the Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to   Managing Director of MLIM and FAM since 2006 and Treasurer thereof since
P.O. Box 9011           President    present   1999; First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice
Princeton,              and          and       President and Treasurer of Princeton Services since 1999 and Director since
NJ 08543-9011           Treasurer    1999 to   2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
Age: 46                              present   Director since 2004; Vice President of MLIM and FAM from 1990 to 1997;
                                               Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to   Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011           Vice         present   Director of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 55


John M. Loffredo        Senior       2002 to   Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011           Vice         present   Director of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 42


Robert A. DiMella       Vice         1999 to   Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2004;
P.O. Box 9011           President    present   Director of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to
Princeton,                                     2001.
NJ 08543-9011
Age: 39


Peter J. Hayes          Vice         1996 to   Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011           President    present   Director of MLIM from 1997 to 2000; Vice President of MLIM from 1988 to
Princeton,                                     1997.
NJ 08543-9011
Age: 47


Walter C. O'Connor      Vice         1996 to   Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2003;
P.O. Box 9011           President    present   Director of MLIM from 2000 to 2003; Vice President of MLIM from 1993 to
Princeton,                                     2000.
NJ 08543-9011
Age: 44


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present   President and Chief Compliance Officer of MLIM (Americas Region) since 2004;
Princeton,              Officer                Chief Compliance Officer of the IQ Funds since 2004; Global Director of
NJ 08543-9011                                  Compliance at Morgan Stanley Investment Management from 2002 to 2004;
Age: 54                                        Managing Director and Global Director of Compliance at Citigroup Asset
                                               Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                               Management in 2000; Chief Compliance Officer at Prudential Financial from
                                               1995 to 2000; Senior Counsel in the Securities and Exchange Commission's
                                               Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present   1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM,
Princeton,                                     FAM, FAMD and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           Short Term Portfolio of Merrill Lynch Municipal Bond Fund, Inc. (formerly Limited Maturity Portfolio)

           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $27,500
                                    Fiscal Year Ending June 30, 2005 - $27,000

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $15,400
                                    Fiscal Year Ending June 30, 2005 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           National Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $31,600
                                    Fiscal Year Ending June 30, 2005 - $35,700

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $10,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0


           Insured Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

           (a) Audit Fees -         Fiscal Year Ending June 30, 2006 - $31,600
                                    Fiscal Year Ending June 30, 2005 - $31,000

           (b) Audit-Related Fees - Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (c) Tax Fees -           Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2006 - $2,909,800
               Fiscal Year Ending June 30, 2005 - $8,181,305

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Municipal Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Municipal Bond Fund, Inc.


Date: August 23, 2006